     As filed with the Securities and Exchange Commission on April 29, 2004

                        Securities Act File No. 33-98358
                    Investment Company Act File No. 811-9116
     =======================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /X/
          Post-Effective Amendment No. 14                                /X/

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/
          Amendment No. 16                                               /X/

                             VAN WAGONER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                          435 Pacific Avenue, Suite 400
                             San Francisco, CA 94111
                     (Address of Principal Executive Office)

                                 (415) 835-5000
              (Registrant's Telephone Number, Including Area Code)

                             GARRETT R. VAN WAGONER
                             Van Wagoner Funds, Inc.
                          435 Pacific Avenue, Suite 400
                             San Francisco, CA 94133
                     (Name and Address of Agent for Service)

     It is proposed that the filing will become effective:

     / /  immediately upon filing pursuant to paragraph (b)
     /X/  on April 30, 2004 pursuant to paragraph (b)
     / /  60 days after filing pursuant to paragraph (a)(1)
     / /  on __________ pursuant to paragraph (a)(1)
     / /  75 days after filing pursuant to paragraph (a)(2)
     / /  on __________ pursuant to paragraph (a)(2) of Rule 485

                                                                  04 | 30 | 2004


PROSPECTUS


SMALL-CAP GROWTH FUND

GROWTH OPPORTUNITIES FUND

EMERGING GROWTH FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[VAN WAGONER FUNDS LOGO]

VAN WAGONER FUNDS PRIVACY POLICY

We collect the following nonpublic personal information about you:

- Information we receive from you on or in applications or other forms, correspondence or conversations.

-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with non-affiliated third parties.

Not a part of the Prospectus

[Van Wagoner Funds logo]

TABLE OF CONTENTS


The Funds                                        2

WHAT YOU SHOULD KNOW ABOUT EACH
FUND'S INVESTMENT STRATEGIES, RISKS,
PERFORMANCE AND EXPENSES

Small-Cap Growth Fund                            2

Growth Opportunities Fund                        5

Emerging Growth Fund                             8

Research Process                                11

Other Policies and Risks                        12

Management                                      13

Your Investment                                 16

OPENING AND MAINTAINING YOUR VAN
WAGONER ACCOUNT

How Shares Are Priced                           16

Establishing an Account                         16

Opening an Account                              18

Buying Shares                                   19

Selling Shares                                  21

Exchanging Shares                               23

Other Purchase, Redemption
   and Exchange Policies                        24

Dividends, Distributions and Taxes              25

12b-1 Fees                                      25

Shareholder Services                            26

Financial Highlights                            28

Learn More                                      31


vanwagoner.com

VAN WAGONER SMALL-CAP GROWTH FUND

Investment Objective

CAPITAL APPRECIATION

Main Strategy

THE SMALL-CAP GROWTH FUND INVESTS PRIMARILY (AT LEAST 80% OF ITS TOTAL ASSETS) IN SMALL COMPANIES THAT THE ADVISER BELIEVES HAVE THE POTENTIAL TO BE THE MARKET LEADERS OF THE FUTURE. A SMALL SIZE COMPANY IS ONE THAT HAS A MARKET CAPITALIZATION THAT RANGES FROM THE SMALLEST TO THE LARGEST COMPANIES IN THE S&P SMALLCAP 600 INDEX AT THE TIME OF PURCHASE.

THE FUND BASES INVESTMENT BUY AND SELL DECISIONS ON:

-  Intensive company-specific research, which includes on-site visits

-  Interviews with management, customers, competitors and suppliers

- Review of analysis by brokerage houses, industry consultants, trade publications and other sources.

The Adviser looks for companies with strong management teams and the ability to grow significantly over the next several years. Many of these companies are not followed by Wall Street at this early stage.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund's performance.

The Fund may sell stocks short to try to achieve its investment objective.

The Fund purchases restricted securities in private placement transactions (i.e. illiquid securities).

Main Risks

Common stock prices rise and fall as market and economic conditions change. The sectors of the stock market in which the Fund invests are particularly volatile. The value of your Fund shares will fluctuate, and you could lose money.


The types of companies in which the Fund invests present additional risks. The market may value companies according to size, or market capitalization, rather than financial performance. When small-cap investing is out of favor, the Fund's share price may decline, even though the companies the Fund holds have sound fundamentals. Also, small-cap companies may still be developing. They may lack the management experience, financial resources, product diversity and competitive strengths of larger companies and may be traded less frequently. They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.


The Fund may have difficulty accurately pricing the restricted securities that it holds for purposes of calculating its net asset value. Also, the Fund may not be able to sell these securities at the prices at which it has valued them for purposes of calculating its net asset value without experiencing delays or additional costs, if at all.

The Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

1-800-228-2121

As a result of the Fund being likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than it otherwise would. High portfolio turnover will result in increased realized gains (or losses) to shareholders. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.


In general, the Fund is likely to be significantly more volatile than the S&P 500(R) Index.

Fund Performance

[CHART]


               ANNUAL TOTAL RETURNS OF THE FUND Years Ended 12/31


1996     24.50%
1997    (19.76%)
1998     13.11%
1999    207.88%
2000    (18.23%)
2001    (40.74%)
2002    (39.68%)
2003     37.47%

BEST QUARTER    4th Quarter 2001     55.18%
WORST QUARTER   1st Quarter 2001    (48.38%)


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/03)



                                                       SINCE
VW SMALL-CAP                                         INCEPTION
  GROWTH FUND                    1 YEAR    5 YEAR     12/31/95
--------------------------------------------------------------
  Return Before Taxes             37.47%     4.35%      4.28%

  Return After Taxes
   on Distributions(1)            37.47%     3.84%      3.96%

  Return After Taxes
   on Distributions and
   Sale of Fund Shares(1),(2)     24.36%     4.12%      3.95%

  S&P SmallCap 600 Index(3),(4)   38.78%     9.67%     11.48%



The bar chart and table [at left] give some indication of the risks of investing in the Small-Cap Growth Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index. The returns include the reinvestment of dividends and distributions. Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Investors should not expect the Fund to consistently achieve these returns in the future.


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(2) The Fund's returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.
(3) The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.
(4)  Reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the Fund


This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholder transaction expenses are direct expenses such as fees and sales loads that you pay when buying or selling shares of some mutual funds. There are no fees or sales loads charged to your account when you buy or sell shares of the Van Wagoner Small-Cap Growth Fund. However, if you sell shares and request your money by wire transfer, there is a $10 fee. In addition, there is a $10 fee for a full redemption from an IRA account and an annual maintenance fee of $10 of each Fund you hold in an IRA.


This example is intended to help you compare the cost of investing in the Van Wagoner Small-Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your net costs would be:

1 Year:   $   295
3 Years:  $   904
5 Years:  $ 1,538
10 Years: $ 3,242


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



Management Fees                               1.25%(1)

Distribution (12b-1) Fees                     0.25%

Other Expenses                                1.42%

Total Annual Fund Operating Expenses          2.92%(2)



(1) Management fees have been restated to reflect the terms of a new investment advisory agreement that became effective September 1, 2003. Effective September 1, 2003, the Management Fee paid to the Adviser for providing services to the Fund consists of a basic annual fee rate of 1.25% of the Fund's average net assets plus a performance adjustment. There was no performance adjustment for the period from September 1, 2003 through December 31, 2003. Actual management fees for 2003 were 1.41%.
(2) One or more brokers through which the Fund executes portfolio transactions may provide payments to various parties (other than the Adviser) who provide services to the Fund. Such payments would have the effect of reducing Total Annual Fund Operating Expenses. These arrangements, however, may decrease the number of brokers through which the Fund executes transactions. Total Annual Fund Operating Expenses in 2003 after giving effect to such payments were 2.72%.

VAN WAGONER GROWTH OPPORTUNITIES FUND

Investment Objective

CAPITAL APPRECIATION

Main Strategy

THE GROWTH OPPORTUNITIES FUND SEEKS TO INVEST IN COMMON STOCKS OF GROWTH COMPANIES THAT ARE ALREADY RECOGNIZED AS LEADERS IN THEIR INDUSTRY, BUT ARE ALSO KNOWN AS INNOVATORS IN THEIR FIELD. THE FUND WILL PRIMARILY INVEST IN COMPANIES WITH A MARKET CAPITALIZATION THAT RANGES FROM THE SMALLEST TO THE LARGEST COMPANIES IN THE S&P MIDCAP 400 INDEX AT THE TIME OF PURCHASE. THE FUND LOOKS FOR COMPANIES THAT ARE STILL GROWING, USUALLY BECAUSE OF A NEW, IMPROVED OR UPGRADED PRODUCT, SERVICE OR BUSINESS OPERATION.

THE FUND BASES INVESTMENT BUY AND SELL DECISIONS ON:

-  Intensive company-specific research, which includes on-site visits

-  Interviews with management, customers, competitors and suppliers

- Review of analysis by brokerage houses, industry consultants, trade publications and other sources

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund's performance.

The Fund may sell stocks short to try to achieve its investment objective.

The Fund purchases restricted securities in private placement transactions (i.e., illiquid securities).

Main Risks

Common stock prices rise and fall as market and economic conditions change. The sectors of the stock market in which the Fund invests are particularly volatile. The value of your Fund shares will fluctuate and you could lose money.

The types of companies in which the Fund invests present additional risks. The market may value companies according to size, or market capitalization, rather than financial performance. When growth investing is out of favor, the Fund's share price may decline even though the companies the Fund holds have sound fundamentals.

Also, the growth companies in which the Fund invests may be developing or changing. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

The Fund may have difficulty accurately pricing the restricted securities that it holds for purposes of calculating its net asset value. Also, the Fund may not be able to sell these securities at the prices at which it has valued them for purposes of calculating its net asset value without experiencing delays or additional costs, if at all.

The Fund's investment performance will suffer if a security that it has sold short appreciates in value. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.


As a result of the Fund being likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than it otherwise would. High portfolio turnover will result in increased realized gains (or losses) to shareholders. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

In general, the value of an investment in the Fund may be more volatile than the Fund's benchmark, the S&P MidCap 400(R) Index. This Index is an unmanaged index of mid-capitalization U.S. stocks that measures the performance of the mid-size company segment of the U.S. market.


Fund Performance


Because the Fund commenced operations on March 1, 2003, this prospectus does not include a bar chart or performance table. Once the Fund has a performance history of at least one calendar year, a bar chart and performance table will be included. The Fund's annual returns will also be compared to the returns of a benchmark index.

Fees and Expenses of the Fund


The table shown [at right] describes the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholder transaction expenses are direct expenses such as fees and sales loads that you pay when buying or selling shares of some mutual funds. There are no fees or sales loads charged to your account when you buy or sell shares of the Van Wagoner Growth Opportunities Fund. However, if you sell shares and request your money by wire transfer, there is a $10 fee. In addition, there is a $10 fee for a full redemption from an IRA account and an annual maintenance fee of $10 of each Fund you hold in an IRA.

This example is intended to help you compare the cost of investing in the Van Wagoner Growth Opportunities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses, including the management fees, remain the same. Although your actual costs may be higher or lower, based on these assumptions your net costs would be:


1 Year:   $   403
3 Years:  $ 1,221
5 Years:  $ 2,055
10 Years: $ 4,214


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



Management Fees                               1.25%(1)

Distribution (12b-1) Fees                     0.25%

Other Expenses                                2.51%

Total Annual Fund Operating Expenses          4.01%(2)



(1) The Management Fee paid to the Adviser for providing services to the Fund consists of a basic annual fee rate of 1.25% of the Fund's average net assets plus a performance adjustment. There was no performance adjustment in 2003.
(2) One or more brokers through which the Fund executes portfolio transactions may provide payments to various parties (other than the Adviser) who provide services to the Fund. Such payments would have the effect of reducing Total Annual Fund Operating Expenses. These arrangements, however, may decrease the number of brokers through which the Fund executes transactions. Total Annual Fund Operating Expenses in 2003 after giving effect to such payments were 3.03%.

VAN WAGONER EMERGING GROWTH FUND

Investment Objective

CAPITAL APPRECIATION

Main Strategy

THE EMERGING GROWTH FUND INVESTS PRIMARILY IN COMMON STOCKS OF SMALL-CAP AND MID-CAP GROWTH COMPANIES WITH THE POTENTIAL FOR ABOVE-AVERAGE, LONG-TERM GROWTH BASED ON:

-  Innovative products or services

- A unique strength in areas such as research, product development and marketing

-  Strong management teams

-  A strong financial position

THE FUND BASES INVESTMENT BUY AND SELL DECISIONS ON:

-  Intensive company-specific research, which includes on-site visits

-  Interviews with management, customers, competitors and suppliers

- Review of analysis by brokerage houses, industry consultants, trade publications and other sources

The Fund invests in companies of all sizes. The Fund prefers companies that are beginning a growth stage to established growth companies.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund's performance.

The Fund may sell stocks short to try to achieve its investment objective.


The Fund purchases restricted securities in private placement transactions (i.e. illiquid securities).


Main Risks

Common stock prices rise and fall as market and economic conditions change. The sectors of the stock market in which the Fund invests are particularly volatile. The value of your Fund shares will fluctuate and you could lose money.

The small-cap and mid-cap companies in which the Fund invests present additional risks. The market may value companies according to size, or market capitalization, rather than financial performance. When small-cap and mid-cap stocks are out of favor, the Fund's share price may decline even though the companies it holds have sound fundamentals. Also, these companies may be in the developmental stage or may be older companies undergoing significant changes. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

The Fund may have difficulty accurately pricing the restricted securities that it holds for purposes of calculating its net asset value. Also, the Fund may not be able to sell these securities at the prices at which it has valued them for purposes of calculating its net asset value without experiencing delays or additional costs, if at all.

The Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.


As a result of the Fund being likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than it otherwise would. High portfolio turnover will result in increased realized gains (or losses) to shareholders. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws. In general, this Fund is likely to be significantly more volatile than the S&P 500(R) Index.


Fund Performance

[CHART]


               ANNUAL TOTAL RETURNS OF THE FUND Years Ended 12/31


1996     26.90%
1997    (20.02%)
1998      7.98%
1999    291.15%
2000    (20.90%)
2001    (59.70%)
2002    (64.56%)
2003     47.22%

BEST QUARTER    4th Quarter 2001   87.83%
WORST QUARTER   3rd Quarter 2001  (60.01%)


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/03)



                                                         SINCE
VW EMERGING                                            INCEPTION
  GROWTH FUND                     1 YEAR     5 YEAR     12/31/95
----------------------------------------------------------------
  Return Before Taxes              47.22%    (8.24)%     (4.14)%

  Return After Taxes
   on Distributions(1)             47.22%    (8.67)%     (4.42)%

  Return After Taxes
   on Distributions and
   Sale of Fund Shares(1),(2)      30.69%    (5.75)%     (2.74)%

  Nasdaq Composite Index(3),(4)    50.77%    (1.45)%      8.77%



The bar chart and table [at left] give some indication of the risks of investing in the Emerging Growth Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index. The returns include the reinvestment of dividends and distributions. Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Investors should not expect the Fund to consistently achieve these returns in the future.


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(2) The Fund's returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.
(3) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.
(4)  Reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the Fund


This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholder transaction expenses are direct expenses such as fees and sales loads that you pay when buying or selling shares of some mutual funds. There are no fees or sales loads charged to your account when you buy or sell shares of the Van Wagoner Emerging Growth Fund. However, if you sell shares and request your money by wire transfer, there is a $10 fee. In addition, there is a $10 fee for a full redemption from an IRA account and an annual maintenance fee of $10 of each Fund you hold in an IRA.


This example is intended to help you compare the cost of investing in the Van Wagoner Emerging Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your net costs would be:

1 Year:   $   280
3 Years:  $   859
5 Years:  $ 1,464
10 Years: $ 3,099


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



Management Fees                           1.25%(1)

Distribution (12b-1) Fees                 0.25%

Other Expenses                            1.27%

Total Annual Fund Operating Expenses      2.77%(2)



(1) Effective September 1, 2003, the Management Fee paid to the Adviser for providing services to the Fund consists of a basic annual fee rate of 1.25% of the Fund's average net assets plus a performance adjustment. There was no performance adjustment for the period from September 1, 2003 through December 31, 2003.
(2) One or more brokers through which the Fund executes portfolio transactions may provide payments to various parties (other than the Adviser) who provide services to the Fund. Such payments would have the effect of reducing Total Annual Fund Operating Expenses. These arrangements, however, may decrease the number of brokers through which the Fund executes transactions. Total Annual Fund Operating Expenses in 2003 after giving effect to such payments were 2.45%.

VAN WAGONER FUNDS RESEARCH PROCESS

INVESTMENT DECISION MAKING

The Adviser makes investment decisions based on thorough research and years of investment experience. Following a rigorous investment process is crucial to its decision-making. When evaluating a company for the Funds, it considers the following:

- Fundamental research--speaking directly with company management, competition, suppliers, partners and customers is a key element to our stock selection.

- Projected revenue and earnings growth of 20% or more, with respect to stock selection for the Small-Cap Growth and Emerging Growth Funds.

- Market leadership and demonstrated ability to sustain above-average growth rates.

-  Strong business strategy.

-  Experienced and committed company management.

SELL STRATEGY
-  Failure of company to execute business strategy.

-  Development of unfavorable competitive dynamics.

-  Weakening economic environment and/or deteriorating growth in an industry.

- Significant management selling of stock representing lack of confidence or commitment.

The Adviser seeks out companies with both dedicated management teams and the ability to create innovative products and services and thrive in rapidly growing industries. If the Adviser has doubts as to a company's ability to meet earnings expectations, the Adviser will re-evaluate that holding and may reduce or liquidate the position. Continual research is key to whether the Adviser increases, reduces or liquidates a position.

VAN WAGONER FUNDS OTHER POLICIES AND RISKS

While each of the three Van Wagoner Funds seeks capital appreciation and is an aggressive growth fund, there are differences in Fund strategies, risks and performance, as described in this Prospectus.

The Funds are designed for long-term investors who can accept frequent short-term ups and downs in their investment's value.

MONEY MARKET INSTRUMENTS
In adverse markets, the Funds may take a temporary defensive position by investing up to 100% of their assets in high quality, short-term money market instruments. The Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest but do not appreciate in value. The Funds may also use money market instruments to have cash available to take advantage of investment opportunities, to pay expenses and to meet anticipated redemption requests.

HEDGING STRATEGIES
The Funds may use various hedging strategies, such as buying and selling options on particular securities or stock indices, in an effort to reduce market risk. However, options trading is a highly specialized activity that may increase investment risk because of the volatile nature of options. If a Fund buys a put or call option but doesn't exercise or close it before the option expires, the Fund will lose the premium it paid plus commission costs. Therefore, options trading may reduce return and/or increase volatility.

FUND OBJECTIVES
The Board of Directors may change the Funds' investment objectives without shareholder approval. Shareholders will receive no less than 60 days' advance written notice of any such changes.

VAN WAGONER FUNDS MANAGEMENT

INVESTMENT ADVISER
The Funds are advised by Van Wagoner Capital Management, Inc., (the "Adviser"), 435 Pacific Avenue, Suite 400, San Francisco, CA 94133. The Adviser was organized on October 24, 1995, and supervises and manages the Funds, overseeing administration and making day-to-day investment decisions subject to policies set by the Board of Directors.


The Investment Advisory Agreement for the Growth Opportunities Fund became effective on March 1, 2003, the date of commencement of operations. The Investment Advisory Agreements for the Small-Cap Growth Fund and the Emerging Growth Fund became effective on September 1, 2003. For the most recent fiscal year, the Growth Opportunities Fund, Small-Cap Growth Fund and Emerging Growth Fund paid the Adviser a management fee of 1.25%, 1.41% and 1.25% of each Fund's respective average daily net assets.

Under the terms of each Investment Advisory Agreement, the Adviser is compensated at a basic fee of 1.25% of each Fund's average daily net assets. The basic fee rate may be adjusted upward or downward (by up to 0.25% of each Fund's average daily net assets), depending on whether and to what extent the investment performance of each Fund for the relevant performance period, exceeds or is exceeded by, the performance of each Fund's benchmark over the same period. The benchmark for the Small-Cap Growth Fund and Emerging Growth Fund is the Lipper Small-Cap Growth Index. The Lipper Small-Cap Growth Index is an equally weighted index consisting of the 30 largest mutual funds within the small-cap category, as categorized by Lipper Analytical Services, Inc. The benchmark for the Growth Opportunities Fund is the Lipper Mid-Cap Growth Funds Index. The Lipper Mid-Cap Growth Funds Index is a non-weighted index consisting of 30 of the largest mutual funds within the mid-cap growth category, as categorized by Lipper Analytical Services, Inc.

The performance period for the Funds consists of the prior thirty-six (36) calendar months, and is also referred to as a rolling 36-month period. Each 0.10% difference of each Fund's performance compared to the performance of the respective benchmark is multiplied by a performance adjustment of 0.025%, up to a maximum adjustment of 0.25% (as an annual rate). Until the Funds have operated for 36 months, they will make performance adjustments to the basic fee as follows: after the Funds have operated for 12 months, they will use a rolling 12-month performance period. After the Funds have operated for 24 months, they will switch to a rolling 24-month performance period. After the Funds have operated for 36 months, they will switch to a rolling 36-month performance period.

Here are examples of how the adjustment would work for the Small-Cap Growth and Emerging Growth Funds (using annual rates):



 SMALL-CAP   EMERGING
  GROWTH      GROWTH
   FUND        FUND        LIPPER
(INCLUDING  (INCLUDING    SMALL-CAP                    TOTAL
 ADVISORY    ADVISORY      GROWTH    BASIC     FEE      ADV.
   FEE)        FEE)         INDEX     FEE      ADJ.     FEE
   8.00%      8.00%         9.00%     1.25%   (0.25)%   1.00%

   9.00%      9.00%         9.00%     1.25%       0%    1.25%

   9.00%      9.00%         8.00%     1.25%    0.25%    1.50%

  (8.00)%    (8.00)%       (9.00)%    1.25%    0.25%    1.50%

Here are examples of how the adjustment would work for the Growth Opportunities Fund (using annual rates):



     GROWTH       LIPPER
 OPPORTUNITIES   MID-CAP
      FUND        GROWTH
   (INCLUDING     FUNDS     BASIC                TOTAL
  ADVISORY FEE)   INDEX      FEE     FEE ADJ.   ADV. FEE
      8.00%        9.00%    1.25%    (0.25)%     1.00%

      9.00%        9.00%    1.25%        0%      1.25%

      9.00%        8.00%    1.25%     0.25%      1.50%

     (8.00)%      (9.00)%   1.25%     0.25%      1.50%



The performance of each Fund is calculated based on each Fund's net asset value per share after all expenses. Similarly, the Lipper Small-Cap Growth Index and the Lipper Mid-Cap Growth Funds Index are calculated as an average of mutual funds and would reflect the performance of those funds after fees and expenses. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Funds are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment.

Because the adjustment to the basic fee is based on the comparative performance of each Fund and the record of their respective benchmark, the reason for any adjustment to the basic fee would not be whether the performance of each Fund is up or down, but whether it is up or down more or less than the performance record of the respective benchmark. Moreover, after the first 36 months of each Fund's operations, the comparative investment record of the Funds will be based solely on the relevant 36-month performance period without regard to the cumulative performance over a longer or shorter period of time.

The advisory fee for each Fund and any adjustments are calculated once per month (but accrued daily based on the prior adjustment) and the entire advisory fee normally is paid monthly. Shareholders should note that it is possible for high past performance to result in a daily advisory fee accrual or monthly advisory fee payment by each Fund that is higher than lower current performance would otherwise produce.

The Investment Advisory Agreements for each Fund permits the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid from the appropriate Fund.

PORTFOLIO MANAGER OF THE FUNDS
Garrett R. Van Wagoner, President and a director of the Adviser, is Van Wagoner Capital Management's sole shareholder. He is the portfolio manager for each Fund.

Mr. Van Wagoner has more than 25 years of experience as a securities analyst and portfolio manager and has provided research and portfolio management for the Van Wagoner Funds since 1996. From 1993 to 1995, he was portfolio manager of the Govett Smaller Companies Fund, a portfolio of the Govett Funds, Inc. Before that, he was senior vice president at Bessemer Trust, N.A., since 1982, where he was responsible for its emerging growth stock investment program.

LEGAL PROCEEDINGS
In 2001, the Company, the Adviser and others (including past and two present directors) were named as defendants in several purported class action lawsuits alleging, among other things, violations of federal securities law by failing to value, in good faith, private equity holdings at fair value. The lawsuits were subsequently consolidated into a single action, and a consolidated amended complaint was filed in July 2003. In September 2003, the defendants, including the Company, filed a motion to dismiss the consolidated amended complaint, and lead plaintiffs subsequently filed an opposition to the motion. The Court has not yet ruled on Defendants' motion to dismiss. The Company believes this litigation is without merit and intends to defend the actions vigorously. The Company believes that the outcome of the legal actions will not have a material adverse effect on the result of operations or the net asset values of the Funds.

The staff of the San Francisco, California office of the Securities and Exchange Commission ("Staff") is conducting a private investigation of the Company and the Adviser to determine whether either or both have violated the federal securities laws. Among the matters being investigated is whether either or both violated the federal securities laws by failing to value private holding at their fair value. In September 2002, the Staff notified the Adviser that the Staff had tentatively determined to recommend to the Securities and Exchange Commission ("Commission") that certain civil and/or administrative proceedings be initiated against the Adviser. An employee of the Adviser, a former director of the Company, and two current directors have also received such notifications from the Staff of its recommendation to the Commission. The Adviser has notified the Company that the Staff has not yet submitted such a recommendation to the Commission and the Adviser has communicated to the Staff that it disagrees with its proposed recommendation. The Adviser informed the Company that it believes that the outcome of the investigation will not have a material adverse effect on the ability of the Adviser to perform its investment advisory agreements with the Funds. The Company believes that the outcome of the investigation will not have a material adverse effect on the results of operations or the net asset values of the Funds. Since the investigation is still in progress, there can be no assurance of its outcome.

The costs of defending the Company, the Adviser and certain individuals related to the purported class actions and regulatory matters are significant. Substantially all such costs to date have been borne by the Adviser or have been covered by available insurance. Should costs be incurred directly by the Funds, they will be expensed as incurred.


OTHER SERVICE PROVIDERS

Administrator: PFPC Inc. ("PFPC") provides clerical, compliance, regulatory and accounting services to the Funds.


Transfer Agent: PFPC provides dividend disbursing, transfer agency and other services.

Custodian: PFPC Trust Company provides custody services to the Funds.

Independent Auditors: Ernst & Young LLP are the independent auditors of the Funds.

Principal Underwriter: PFPC Distributors, Inc. provides distribution services to the Funds.

VAN WAGONER FUNDS YOUR INVESTMENT

Here's what you need to know about opening and maintaining your account with Van Wagoner Funds.

How Shares Are Priced


When you buy or sell (redeem) Fund shares, the Funds will price your transaction at the next net asset value ("NAV") calculated after the Funds receive your request in good order. See "Other Purchase, Redemption and Exchange Policies" on page 24 for a definition of "good order." You pay no front-end sales charge, commission or redemption fee (except for a $10 fee for redemptions made by wire, a $10 fee for a full redemption from an IRA account and an annual maintenance fee of $10 of each Fund you hold in an IRA).


The Funds calculate NAV, the price of one share of a Fund, at the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. The NYSE is closed on weekends and national holidays.


If the transfer agent receives your buy or sell request in good order before the close of regular trading on the NYSE, you will pay or receive that day's NAV. If the transfer agent receives your buy or sell request in good order after the close of regular trading on the NYSE, you will pay or receive the next day's NAV. See "Other Purchase, Redemption and Exchange Policies" on page 24 for a definition of "good order."


The Funds value securities other than debt instruments maturing within 60 days at market prices. The Funds value debt securities maturing within 60 days at amortized cost. If market prices aren't readily available for particular securities, the Funds price these securities at their fair value as determined by the Adviser under the Board of Directors' supervision.

Establishing an Account


All the Van Wagoner Funds are no-load. You pay no sales charge to buy, sell or exchange shares, but the Funds do charge a 0.25% 12b-1 fee. (There is a $10 fee for redemptions made by wire, a $10 fee for a full redemption from an IRA account and an annual maintenance fee of $10 of each Fund you hold in an IRA).


The Small-Cap Growth Fund and Emerging Growth Fund have the following initial investment minimums:

MINIMUM INVESTMENT               INITIAL   ADDITIONAL
Regular Accounts                 $ 5,000      $ 50

IRAs                             $ 2,000      $ 50

Gift to Minors                   $ 2,000      $ 50

Automatic Investment Plan        $ 1,000      $ 50

The Growth Opportunities Fund has the following initial investment minimums:

MINIMUM INVESTMENT               INITIAL   ADDITIONAL
Regular Accounts                 $ 2,500      $ 50

IRAs                             $ 1,000      $ 50

Gift to Minors                   $ 1,000      $ 50

Automatic Investment Plan        $ 1,000      $ 50

The Funds may waive the minimum investment amount for qualified retirement plans. Investors must pay for purchases in U.S. dollars, by checks drawn on U.S. banks. The Funds won't accept cash, credit cards or third-party checks.


ACCOUNT SERVICING FEE. The Small-Cap Growth and Emerging Growth Funds reserve the right to charge a quarterly account-servicing fee of $6 to investors whose investment in a Fund, for any reason, falls below $2,500 for regular accounts and $1,000 for

IRAs, UGMA and UTMA accounts. For investors in the Automatic Investment Plan ("AIP"), the quarterly account servicing fee may apply to all AIP accounts that cease contributions before reaching the applicable account minimum. The quarterly account servicing fee will not apply to investors who have a combined balance of at least $15,000 in all Van Wagoner Funds, including the Growth Opportunities Fund (although this Fund does not charge an account servicing fee), registered under the same tax identification number.

The Small-Cap Growth and Emerging Growth Funds will not charge a quarterly account-servicing fee during 2004.

If the quarterly account-servicing fee is charged, the Small-Cap Growth and Emerging Growth Funds will determine the amount of your investment four times per year, generally the last Friday in December, March, June and September. If your account is less than the applicable minimum, and your combined balance is less than $15,000 in all Van Wagoner Funds registered under the same tax identification number, shares in your account will automatically be redeemed to pay the $6 fee. The quarterly servicing fee is intended to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long-term. The Small-Cap Growth and Emerging Growth Funds may, in limited circumstances and in their sole discretion, waive the imposition of the quarterly servicing fee.


ACCEPTING ORDERS. You must properly complete the New Account Application to establish telephone and exchange privileges. The Funds may return incomplete applications or checks.

Each Fund may reject any purchase order or refuse a telephone transaction if the Fund believes it is advisable to do so. The Funds will reject applications that do not have a U.S. address and a Social Security Number or a W-8BEN. The Funds won't accept an account if you're investing for another person as attorney-in-fact, or an account with "Power of Attorney" or "POA" in the New Account Application's registration section.


CERTIFICATES. The Funds do not issue stock certificates. You'll receive a statement confirming your purchase.

Opening an Account

   vanwagoner.com

- You must complete a New Account Application. This may be requested by calling Shareholder Services at 1-800-228-2121, or found online at vanwagoner.com.

-  If you are opening an IRA, please complete the IRA Account Application.

BY MAIL
-  Mail the completed Application with a check payable to VAN WAGONER FUNDS to:
   Van Wagoner Funds, Inc.
   P.O. Box 9682
   Providence, RI 02940-9682

-  For overnight or express mail, use this address:
   Van Wagoner Funds, Inc.
   101 Sabin Street
   Pawtucket, RI 02860

BY WIRE

- Prior to a wire purchase you must have an existing Van Wagoner Funds account. Please see wire instructions on page 19.


AUTOMATIC INVESTMENT PLAN
- Complete the AIP section on your New Account Application, and open your account with at least $1,000.

- Each month, quarter or year, the amount you specify ($50 or more) is automatically withdrawn from your bank account to buy Fund shares. You can choose to have withdrawals on any day during the month, or weekly by specifying the day of the week. You will receive QUARTERLY statements showing these purchases. If you do not select a day of the month for the AIP withdrawal, funds will be drafted on the 20th business day.

- The Funds do not charge a service fee for the AIP, but if there's not enough money in your bank account to cover the withdrawal, you'll be charged $20, your purchase will be cancelled, and you'll be responsible for any resulting loss to the Funds.


- A 100% REDEMPTION/TRANSFER OF ALL FUNDS FROM YOUR ACCOUNT WILL AUTOMATICALLY DISCONTINUE THE AIP. If you are making a redemption and wish to terminate your AIP, you may send the Funds a written request at least 10 business days before your next AIP withdrawal date or call Shareholder Services at 1-800-228-2121.

Buying Shares

   vanwagoner.com


- Once your account is established, you can access your account online and make additional purchases using Automated Clearing House (ACH) funds. Please see page 26 for instructions on how to access your Van Wagoner account online at vanwagoner.com.


BY MAIL
- Send your check, plus an investment slip from a recent statement or a signed Letter of Instruction with your full account name and number.


-  Use the addresses provided on page 18 under "Opening an Account--By Mail."


BY WIRE
- Please be sure to include your account number and the name of the Fund(s) to be purchased.

-  The wire instructions are as follows:

   PNC Bank
   Pittsburgh, PA
   ABA No: 031000053
   Account Number: 8606905089
   Attn: [Name of Fund]
   Van Wagoner Funds Mutual Fund Account Name
   Van Wagoner Funds Mutual Fund Account Number


- Wired funds are considered received in good order on the day they reach the Funds' bank account by the Funds' purchase cut-off time (4:00 p.m. Eastern time) and all required information is provided in the wire instructions. If a wire is incomplete, it may be returned. The wire instructions will determine the terms of the purchase transaction.

BY ELECTRONIC FUNDS TRANSFER
- The Funds require 15 calendar days to verify your bank information before initiating this privilege. If your account is already open and you'd like to establish electronic funds transfer privileges, call 1-800-228-2121.

- Request the electronic transfer by phone or in writing, in amounts from $50 to $50,000 per day.

- The Funds withdraw money from the bank account you designated when establishing the privilege and invest it at the following business day's net asset value calculated after they receive your transfer request in good order.

AUTOMATIC INVESTMENT PLAN

- If your account is already open and you'd like to add the AIP, please visit vanwagoner.com and complete the Shareholder Service Form, call 1-800-228-2121 for the form or send a Letter of Instruction. Please send to Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance. AIP investment minimums apply. Adding the AIP to your existing account requires a Medallion Signature Guarantee or a voided check, described on page 25.


- The Funds require 15 calendar days to verify your bank information before initiating the AIP.

OTHER PURCHASE POLICIES

RIGHT TO REFUSE ANY PURCHASE ORDER. The Funds reserve the right to refuse any purchase order at their discretion. This includes exchanges from other mutual funds.


PURCHASES THROUGH THIRD PARTIES. If you buy shares from a broker-dealer, financial institution or other provider, their policies and fees may differ from those described here.

The Funds may accept requests to buy additional shares into a broker-dealer street name account only from the broker-dealer.

The Funds may authorize service providers and their designees to accept purchase orders on the Funds' behalf. The Funds consider such orders received when the service provider accepts them, and price them at the next net asset value calculated after receipt by the service provider.

The Funds have agreed to allow some service providers to enter purchase orders for their customers by telephone, with payment to follow. The Funds price these telephone orders at the next net asset value calculated after the service provider receives them. The service provider is responsible for placing the orders promptly and for ensuring the Funds receive payment within the agreed-upon time period. Otherwise, the provider could be liable for resulting fees or losses.

RETURNED CHECKS/INSUFFICIENT FUNDS. The Funds will charge a $20 service fee against your account for any check or electronic transfer returned unpaid. YOUR PURCHASE WILL BE CANCELLED, AND YOU'LL BE RESPONSIBLE FOR ANY RESULTING LOSS TO THE FUNDS.

REDEMPTION REQUESTS SHORTLY AFTER PURCHASE. Redemption payments may be delayed up to 7 business days to make sure there are sufficient funds to cover the check or electronic transfer you used to make the purchase. If you plan to exchange or redeem shares shortly after purchase, you may want to make your purchase by wire.

Selling Shares


You may sell, or redeem, your Fund shares. The price you receive will be the next net asset value calculated after the Funds receive your request in good order. See "Other Purchase, Redemption and Exchange Policies" on page 24 for a definition of "good order." Note that when you sell shares, you may realize a capital gain or loss for federal income tax purposes.


There's no charge to redeem shares except if you:

-  redeem by wire ($10)

- redeem in full from a retirement account ($15 to cover tax reporting as detailed in your IRA Disclosure Statement & Custodial Account Agreement)

-  Please note that the Funds do not allow IRA redemptions via the telephone.

The Funds may withhold taxes on IRA redemptions to meet federal law requirements.

The Funds reserve the right to redeem in kind--that is, in securities whose market value equals the redemption amount.

   vanwagoner.com

- Once your account is established, you can access your account online at vanwagoner.com to sell shares. Redemptions can be sent to you via:

   - Automated Clearing House (ACH) funds

   - Check mailed to address of record

   - Wire Transfer


Please see page 26 for instructions on how to access your Van Wagoner account online.


-  The Funds do not allow online redemptions on IRA accounts.

BY MAIL
-  Send the Funds your unconditional written request with:
   - the dollar amount to be redeemed
   - the Fund's name
   - the name(s) on the account registration
   - the account number


If you are redeeming from an IRA, please complete an IRA Distribution Form available at www.vanwagoner.com or by calling Shareholder Services at 1-800-228-2121. The form will document the reason for your distribution, the payment method you prefer as well as your withholding election.


- Sign the request exactly as the account is registered. YOU'LL NEED A MEDALLION SIGNATURE GUARANTEE IF:
   - the amount to be redeemed is more than $50,000
   - the proceeds are to be sent to someone other than the shareholders of record or to somewhere other than the address of record
   - the request is made within 30 days of an address change
   - you are sending in banking instructions along with your redemption request


See "Medallion Signature Guarantees," under "Other Purchase, Redemption and Exchange Policies" on page 25.


Include any documentation required for corporate, partnership or fiduciary accounts. Call 1-800-228-2121 for details.

-  Mail to:
   Van Wagoner Funds, Inc.
   P.O. Box 9682
   Providence, RI 02940-9682

-  For overnight or express mail, use this address:
   Van Wagoner Funds, Inc.
   101 Sabin Street
   Pawtucket, RI 02860

BY TELEPHONE
- If you did not waive this privilege on your New Account Application, you may call the Funds at 1-800-228-2121 to redeem share amounts of $500 to $50,000. You must request redemptions exceeding $50,000 in writing with all signatures guaranteed.

-  The Funds do not allow telephone redemptions on IRA accounts.

- The Funds will mail proceeds to your address of record, or send by wire or electronic funds transfer to the bank account listed in your records. The Funds will deduct a $10 wire redemption fee from your proceeds.

- The Funds reserve the right to refuse a telephone redemption request if they consider it advisable to do so and do not accept redemption requests via fax or e-mail.

OTHER REDEMPTION POLICIES

PAYMENT. When you redeem shares, you'll receive payment as follows:

- Mailed payments will be sent within 7 days of receiving redemption instructions in good order.

- Wire payments for redemptions requested by phone will usually be made on the next business day.

- Electronic funds transfers will ordinarily arrive at your bank 2 to 3 banking days after transmission.

The Funds may delay payment for up to 7 business days after receiving a redemption request, to allow checks or electronic transfer proceeds used to purchase Fund shares to clear. The Funds may also suspend redemptions if the NYSE closes or for other emergencies.


If the dollar amount you request to be redeemed is greater than your current account value (as determined by the NAV on the redemption date), the Funds will redeem your entire account balance.

When you redeem a partial balance from the Money Market Fund (see "Exchanging Shares" on page 23 for details on the Money Market Fund), your proceeds will exclude accrued and unpaid income through the redemption date. If you redeem your entire balance from the Money Market Fund, it will pay separately the accrued income at the end of the month.


REDEEMING SHARES THROUGH THIRD PARTIES. A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Funds may accept redemption requests only from that provider.

The Funds may authorize service providers and their designees to accept redemption requests on the Funds' behalf. The Funds consider these requests received when the provider accepts them, and price them at the next net asset value calculated.

TELEPHONE REDEMPTIONS. The Funds won't accept telephone redemption requests for payment by check for 30 days following an address change. For 30 days following an address change you must make redemption requests in writing, with all signatures medallion guaranteed.

During times of unusual market activity, you may find it difficult to redeem shares by telephone or wire. If you are unable to contact the Funds by telephone, you can mail or send, by overnight delivery, your redemption request.

SMALL ACCOUNTS. The Funds may close your account and send you the proceeds if the value of your account falls below $500.

Low balance minimums do not apply to purchases made through certain programs, such as third party brokerage accounts, wrap programs or institutional retirement accounts (i.e., 401(k) Plans and 403(B) Accounts), in which the institution, and not the individual investor, is the shareholder of record.

SYSTEMATIC WITHDRAWAL PLAN. If your account balance is $10,000 or more, you can request regular distributions of at least $50. Note that withdrawals may result in a gain or loss for federal income tax purposes.


If your account is already open and you would like to add a Systematic Withdrawal Plan, you can visit vanwagoner.com and complete the Shareholder Services Form. Please return the completed form to the Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance. You can stop your Plan anytime without charge or penalty. The Funds may change or eliminate the Plan at any time with 60 days' notice. Adding this Plan to your account requires a Medallion Signature Guarantee, described on page 25.


Exchanging Shares

You can exchange shares of one Van Wagoner Fund for those of any other Van Wagoner Fund available for investment. You can also exchange your Van Wagoner Funds shares for those of the Northern U.S. Government Money Market Fund (the "Money Market Fund"). The minimum to open such an account is $1,000; for additions, it's $50. Call 1-800-228-2121 for the Money Market Fund Prospectus and read it carefully before investing. Note that an exchange is an ordinary sale and purchase for federal income tax purposes; you may realize a capital gain or loss.

HOW IT WORKS
You can request an exchange online at vanwagoner.com, in writing or by phone (if you haven't declined this privilege). Shares from your existing account are redeemed at the next net asset value calculated after the Funds receive your instructions in good order. The proceeds are used to buy shares in the Money Market Fund or another Van Wagoner Fund (also priced at the next net asset value calculated after the Funds receive your instructions in good order).

If you're opening a new account with an exchange, the transaction must meet account minimums. If you're adding to an account, the exchange must be $500 or more. New accounts will have the same registration and privileges as your existing account unless you specify otherwise.

When you exchange from a Fund into the Money Market Fund or make an additional purchase, dividends begin to accrue on the Money Market shares so purchased the day after the exchange or the additional purchase. When you exchange a partial or entire balance out of the Money Market Fund, your proceeds exclude accrued and unpaid dividends through the exchange date. When you're exchanging your entire Money Market Fund balance, the Money Market Fund will not exchange accrued and unpaid dividends at the time of exchange. The Money Market Fund will distribute a check to the Shareholder of Record at the end of the month.

TELEPHONE EXCHANGES
Follow the instructions under "Selling Shares--By Telephone."

AUTOMATIC EXCHANGE PLAN

You may make automatic monthly exchanges from one Van Wagoner Fund to another or from the Money Market Fund to a Van Wagoner Fund. The minimum transaction is $50. You may exchange only once a month either on the 5th or 20th business day of each month. Keep in mind that an exchange is an ordinary sale and purchase for Federal income tax purposes; you may realize a capital gain or loss.


If your account is already open and you would like to add an Automatic Exchange Plan, you can visit vanwagoner.com and complete the Shareholder Services Form. Please return the completed form to the Van Wagoner Funds or call Shareholder Services at Van Wagoner Funds 1-800-228-2121 for assistance. Your account must meet minimum account requirements before you establish this plan. You can stop your plan at any time without charge or penalty. The Fund may change or eliminate the Plan at any time with 60 days' notice.


EXCHANGE RESTRICTIONS
The Van Wagoner Funds are for long-term investing, not short-term market speculation. Excessive exchanges (exclusive of investments made in an Automatic Exchange Plan) between the Funds may disrupt the Funds' portfolio strategy, adversely affect performance and cause increased fees for all shareholders.

A pattern of exchanges with a "market timer" strategy can be especially disruptive. You may be considered a market timer if you appear to follow a market-timing pattern that may already affect a Fund (e.g., fragment purchases and sales of Fund shares). Therefore, the Funds may suspend or terminate, without notice, the exchange privilege of any investor who uses it excessively. "Excessively" is defined as 5 (five) or more complete exchanges--into and out of--one Fund within a twelve month period, though the Fund reserves the right to impose restrictions if there are less frequent transactions. The Funds may restrict or refuse exchanges if they receive or anticipate receiving simultaneous orders affecting significant portions of a Fund's assets.

The Funds also reserve the right to revoke the transaction privileges, or redeem the account, of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making transactions or inquiries on their account.

Other Purchase, Redemption and Exchange Policies


GOOD ORDER

The Funds must receive your request to buy, sell or exchange shares in good order. The request must include:

-  The Fund's name and your account number

-  The dollar amount of shares you want to buy or sell

-  Signatures of all owners, exactly as registered on the account

-  Signature guarantees for the following:
   - if the amount to be redeemed is more than $50,000
   - if the proceeds are to be sent to someone other than the shareholders of record or to somewhere other than the address of record
   - if the request is made within 30 days of an address change

- Any documentation required for redemptions by corporations, estates, trusts and other organizations

TELEPHONE TRANSACTIONS
Unless you waive telephone privileges on your New Account Application, you automatically have the privilege to make telephone inquiries, exchanges and redemptions. Once your account is established, you must make requests to change these privileges in writing, signed by each registered holder of the account, with all signatures medallion guaranteed. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

The Funds will take reasonable measures to prevent unauthorized telephone transactions and will not be liable for such transactions. THE FUNDS RESERVE THE RIGHT TO REFUSE A TELEPHONE TRANSACTION.


The Funds also reserve the right to revoke the transaction privileges, or redeem the account, of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making transactions or inquiries on their account.


MEDALLION SIGNATURE GUARANTEES
A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc., Medallion Signature Program ("MSP"). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted.

ADDING BANKING INFORMATION TO YOUR EXISTING ACCOUNT
You may add banking information to your existing Van Wagoner account by:

- Visiting vanwagoner.com and completing the Shareholder Services Form. Please return the completed form to the Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance.

- Providing Van Wagoner with a letter of instruction, complete with a blank, voided check with bank account and routing number information.

- Providing Van Wagoner with a Medallion Signature Guaranteed letter of instruction containing the following information: name of bank, address of bank, bank routing #, name(s) on the bank account and your account number.


- Please note that adding banking information to an established account requires a Medallion Signature Guarantee, described on page 25.


Dividends, Distributions and Taxes

The Funds intend to pay dividends, from net investment income if any, and net realized capital gains, if any, at least annually. The Funds will reinvest these dividends and distributions unless you request otherwise.


Whether you receive dividends and distributions in cash or reinvest them, they're generally subject to Federal income tax as ordinary income or capital gains, respectively. Each year the Funds will give you an annual statement about the dividends and other distributions you've received or reinvested. Because everyone's tax situation is unique, and state and local law may also affect you, the Funds strongly suggest you consult your tax adviser.

If you don't give the Funds your Taxpayer Identification Number, Federal law requires withholding of 30% of any distribution and redemption proceeds.


12b-1 Fees

The Funds' plan under Rule 12b-1 allows each Fund to use up to 0.25% of its average daily net assets to pay sales distribution and other fees for the sale of its shares and for services provided to its investors. Because these fees are paid out of a Fund's assets year after year, over time they will increase the cost of your investment and may exceed other types of sales charges.

VAN WAGONER FUNDS SHAREHOLDER SERVICES

   vanwagoner.com

Once your account is established, you can access your account online at vanwagoner.com. You must first call 1-800-228-2121 to obtain a temporary PIN. This temporary PIN will allow you to log on to the account access area where you'll be prompted to create a new PIN. This secure, 24/7 access to your Van Wagoner Funds account allows you to:

-  view all accounts and current balances

-  get detailed transaction history of your account(s)

-  look at your distribution history

-  buy, exchange or sell shares

-  check current and historical fund prices (i.e., Net Asset Value)

-  see current fund performance

-  sign up for electronic delivery of important fund reports

-  view current and historical account statements

Automated Telephone Information

Use a touch-tone phone to access information about the Funds and your account anytime. During regular business hours (8:00 a.m. - 8:00 p.m. Eastern Standard Time, Monday through Friday), you may choose to speak with a Shareholder Services Representative by calling 1-800-228-2121.

With automated shareholder services, you can:

-  order duplicate forms and statements

-  order fund literature


-  listen to recent market and portfolio commentaries by Garrett Van Wagoner


Statements and Reports

As a shareholder you'll receive:

- CONFIRMATION STATEMENTS. You'll receive a confirmation statement after each transaction that affects your account balance or registration. AIP participants receive QUARTERLY confirmations of all automatic transactions.

- ACCOUNT STATEMENTS. All shareholders receive quarterly account statements. You can order additional copies of statements for the current and preceding years at no charge. Call 1-800-228-2121.

If you need to contact the Funds about your account, you can write to us at:

VAN WAGONER FUNDS, INC.
P.O. BOX 9682
PROVIDENCE, RI 02940-9682

For overnight or express mail:

VAN WAGONER FUNDS, INC.
101 SABIN STREET
PAWTUCKET, RI 02860

- FINANCIAL REPORTS. Shareholders receive financial reports twice a year. Annual reports include audited financial statements. To reduce expenses and duplicative mail, we'll send only one copy of each report (i.e., prospectus, proxy statement, annual and semi-annual report) to each household address (i.e., householding). If you do not wish to participate in householding, or wish to discontinue householding at any time, please call Shareholder Services at 1-800-228-2121. We will resume separate mailings for your account within 30 days of your request.

Automatic Plans

The Funds offer an AIP, described under "Opening an Account;" a Systematic Withdrawal Plan, described under "Selling Shares;" and an Automatic Exchange Plan, described under "Exchanging Shares."

Retirement Plans

The Funds offer several retirement accounts and employer plans: IRA, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts. In addition, the Funds can be used as investment options for other types of retirement plans. For more information call 1-800-228-2121.


Customer Identification Program

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located inside the cover of this prospectus.

VAN WAGONER FUNDS FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Year Ending December 31,


THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND EACH FUND'S FINANCIAL PERFORMANCE SINCE INCEPTION. SOME OF THE INFORMATION REFLECTS RESULTS FOR ONE FUND SHARE. "TOTAL RETURN" IS THE RATE YOUR INVESTMENT WOULD HAVE EARNED (OR LOST), ASSUMING YOU REINVESTED ALL DIVIDENDS AND DISTRIBUTIONS. THIS INFORMATION WAS AUDITED BY ERNST & YOUNG LLP. THE FUNDS' 2003 FINANCIAL STATEMENTS ARE INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE ON REQUEST.



                                                              SMALL-CAP GROWTH FUND
                                              2003           2002           2001           2000           1999
Net Asset Value, Beginning of Year          $   8.94       $  14.82      $   24.99      $   34.79      $   11.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.23)         (0.25)         (0.21)         (0.56)         (0.16)
Net realized and unrealized gains
  (losses) on investments                       3.58          (5.63)         (9.96)         (4.74)         23.65
                                            --------       --------      ---------      ---------      ---------

Total from investment operations                3.35          (5.88)        (10.17)         (5.30)         23.49
                                            --------       --------      ---------      ---------      ---------

DISTRIBUTIONS:
Net realized gains                                --             --             --          (4.50)            --
                                            --------       --------      ---------      ---------      ---------

Net Asset Value, End of Year                $  12.29       $   8.94      $   14.82      $   24.99      $   34.79
                                            ========       ========      =========      =========      =========

Total Return                                   37.47%        (39.68)%       (40.74)%       (18.23)%       207.88%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)              $ 42,296       $ 37,875      $ 103,927      $ 158,591      $ 296,026
Ratio of expenses to average net assets:
  Net of waivers and reimbursements             2.03%(1)       2.00%(2)       1.95%          1.95%(2)       1.95%
  Before waivers and reimbursements             3.08%          2.74%(2)       2.33%          1.97%(2)       2.18%
Ratio of net investment loss to
  average net assets:
  Net of waivers and reimbursements            (1.96)%(1)     (1.86)%        (1.64)%        (1.34)%        (1.13)%
  Before waivers and reimbursements            (3.01)%        (2.60)%        (2.02)%        (1.36)%        (1.36)%
Portfolio turnover rate                          575%           540%           219%           170%           180%



(1) Includes reduction of fees paid by brokers. Had fees not been reduced, the ratio of expenses to average net assets and ratio of net investment loss to average net assets would be 2.39% and (2.32)% for the Fund.

(2) Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 2.02% and 2.76%; and 1.95% and 1.97%, for the years ended December 31, 2002 and 2000, respectively.

THE FUNDS MAY INVEST IN INITIAL PUBLIC OFFERINGS ("IPOs"). IPOs AND OTHER INVESTMENT TECHNIQUES MAY HAVE A MAGNIFIED PERFORMANCE IMPACT ON A FUND.

                                                                           GROWTH
                                                                       OPPORTUNITIES
                                                                           FUND
                                                                        PERIOD ENDED
                                                                         12/31/03(1)
Net Asset Value, Beginning of Period                                    $    10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                          (0.23)
Net realized and unrealized gains on investments                              5.55
                                                                        ----------

Total from investment operations                                              5.32
                                                                        ----------

DISTRIBUTIONS:
Net realized gains                                                           (2.22)
                                                                        ----------

Net Asset Value, End of Period                                          $    13.10
                                                                        ==========

Total Return(2)                                                              54.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                                        $   36,225
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(3)                                       2.87%(4)
   Before waivers and reimbursements(3)                                       4.01%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements(3)                                      (2.81)%(4)
   Before waivers and reimbursements(3)                                      (3.95)%
Portfolio turnover rate(2)                                                     315%



(1)  Commenced operations on March 1, 2003.
(2)  Not annualized for periods less than one year.
(3)  Annualized for periods less than one year.
(4) Includes reduction of fees paid by brokers. Had fees not been reduced, the ratio of expenses to average net assets and ratio of net investment loss to average net assets would be 3.85% and (3.79)% for the Fund.

THE FUNDS MAY INVEST IN INITIAL PUBLIC OFFERINGS ("IPOs"). IPOs AND OTHER INVESTMENT TECHNIQUES MAY HAVE A MAGNIFIED PERFORMANCE IMPACT ON A FUND.

VAN WAGONER FUNDS FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Year Ending December 31,


                                                                   EMERGING GROWTH FUND
                                             2003            2002           2001          2000          1999
Net Asset Value, Beginning of Year         $    4.32       $  12.19      $   30.25      $   42.86    $     10.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.12)         (0.15)         (0.22)         (0.69)         (0.22)
Net realized and unrealized gains
  (losses) on investments                       2.16          (7.72)        (17.84)         (6.94)         32.12
                                           ---------       --------      ---------      ---------    -----------

Total from investment operations                2.04          (7.87)        (18.06)         (7.63)         31.90
                                           ---------       --------      ---------      ---------    -----------

DISTRIBUTIONS:
Net realized gains                                --             --             --          (4.98)            --
                                           ---------       --------      ---------      ---------    -----------

Net Asset Value, End of Year               $    6.36       $   4.32      $   12.19      $   30.25    $     42.86
                                           =========       ========      =========      =========    ===========

Total Return                                   47.22%        (64.56)%       (59.70)%       (20.90)%       291.15%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)             $ 124,388       $ 97,559      $ 362,786      $ 810,499    $ 1,466,827
Ratio of expenses to average net
assets:
  Net of waivers and reimbursements             2.04%(1)       2.00%          1.84%          1.68%          1.79%
  Before waivers and reimbursements             2.77%          2.31%          1.84%          1.68%          1.79%
Ratio of net investment loss to
  average net assets:
  Net of waivers and reimbursements            (2.00)%(1)     (1.96)%        (1.61)%        (1.41)%        (1.30)%
  Before waivers and reimbursements            (2.73)%        (2.27)%        (1.61)%        (1.41)%        (1.30)%
Portfolio turnover rate                          359%           289%           131%           197%           353%



(1) Includes reduction of fees paid by brokers. Had fees not been reduced, the ratio of expenses to average net assets and ratio of net investment loss to average net assets would be 2.36% and (2.32)% for the Fund.


THE FUNDS MAY INVEST IN INITIAL PUBLIC OFFERINGS ("IPOs"). IPOs AND OTHER INVESTMENT TECHNIQUES MAY HAVE A MAGNIFIED PERFORMANCE IMPACT ON A
FUND.

VAN WAGONER FUNDS LEARN MORE

   Where to Get More Information About the Funds

   vanwagoner.com

Visit the Van Wagoner Funds online 24 hours a day, 7 days a week at www.vanwagoner.com. This is where you'll find the latest news and information on the Van Wagoner Funds. Some of the website features include:

-  Fund fact sheets

-  Performance information

-  Daily Net Asset Values

-  Detailed fund statistics

-  Portfolio manager commentaries

-  Relevant industry articles

-  Fund literature and forms

To find out more about Van Wagoner Funds, the following documents are available free of charge:

ANNUAL/SEMI-ANNUAL REPORT
These reports discuss Fund holdings. The Annual Report tells how market conditions, economic trends and Fund investment strategies affected Fund performance during the previous fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI gives more information about various aspects of the Funds. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into the Prospectus, which means it's legally part of this Prospectus.

To obtain this and other information or to inquire about the Funds:

BY TELEPHONE
Call 1-800-228-2121

BY MAIL
Write to:
Van Wagoner Funds, Inc.
P.O. Box 9682
Providence, RI 02940-9682

Overnight or Express Deliveries:
Van Wagoner Funds, Inc.
101 Sabin Street
Pawtucket, RI 02860

You can review and copy information about the Van Wagoner Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can call 1-202-942-8090 for information on the operations of the Public Reference Room. Reports and other information about the Van Wagoner Funds are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009 or by electronic request to publicinfo@sec.gov.

SEC FILE NUMBER: 811-9116

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                                                                 FIRST CLASS
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                                                               NORTH READING, MA


P.O. Box 9682
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                                                                      VW 4100602

                             VAN WAGONER FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     for the

                              Small-Cap Growth Fund

                            Growth Opportunities Fund

                              Emerging Growth Fund


     This Statement of Additional Information dated April 30, 2004, is meant to be read in conjunction with the Prospectus dated April 30, 2004, for the Small-Cap Growth Fund, Emerging Growth Fund and Growth Opportunities Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained by calling 1-800-228-2121 or by writing Van Wagoner Funds, Inc., at P.O. Box 9682, Providence, RI 02940-9682. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

     The following financial statements are incorporated by reference to the Annual Report, dated December 31, 2003, of Van Wagoner Funds, Inc. (File No. 811-9116) as filed with the Securities and Exchange Commission on March 5, 2004.

          1.   Schedules of Investments as of December 31, 2003
          2.   Statements of Assets and Liabilities as of December 31, 2003
          3.   Statements of Operations for the Year Ended December 31, 2003
          4. Statements of Changes in Net Assets for the Years Ended December 31, 2002 and 2003
          5.   Financial Highlights

          6.   Notes to Financial Statements
          7.   Report of Independent Auditors

     Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-228-2121.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
GENERAL INFORMATION AND FUND HISTORY                                        3
INVESTMENT STRATEGIES                                                       3
INVESTMENT RESTRICTIONS                                                    16
ADDITIONAL COMPANY INFORMATION                                             18
     Directors and Officers                                                18
     Code of Ethics                                                        21
     Proxy Voting Policies and Procedures                                  21
     Control Persons and Principal Holders of Securities                   21
INVESTMENT ADVISORY AND OTHER SERVICES                                     22
     Investment Adviser                                                    22
     Administrator                                                         25
     Transfer Agent                                                        26
     Custodian                                                             26
     Legal Counsel                                                         26
     Independent Auditors                                                  26
DISTRIBUTION OF SHARES                                                     26
PORTFOLIO TRANSACTIONS AND BROKERAGE                                       27
TAXES                                                                      29
CAPITAL STRUCTURE                                                          31
SHAREHOLDER MEETINGS                                                       32
RETIREMENT PLANS                                                           33
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
DETERMINATION OF NET ASSET VALUE                                           33
OTHER INFORMATION                                                          35
APPENDIX A (Description of Securities Ratings)                             35


                                   ----------

     No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

                      GENERAL INFORMATION AND FUND HISTORY

     Van Wagoner Funds, Inc. (collectively referred to as the "Funds" or individually referred to as a "Fund") constitute a single corporation (the "Company") that was organized as a Maryland corporation on October 18, 1995. The Small-Cap Growth Fund and Emerging Growth Fund commenced operations after the close of business on December 31, 1995. Prior to April 30, 2002, the Small-Cap Growth Fund was known as the "Micro-Cap Growth Fund." The Growth Opportunities Fund commenced operations on March 1, 2003.

                              INVESTMENT STRATEGIES


     The Company is an open-end, management investment company presently offering three diversified investment portfolios or Funds designed to offer investors an equity-oriented investment opportunity. This Statement of Additional Information provides information about these three Funds. Information about the three investment portfolios that are no longer being offered can be found in a separate Statement of Additional Information.

     The Funds are managed by Van Wagoner Capital Management Inc. (the "Adviser"). The Funds' shares are distributed by PFPC Distributors, Inc.


     The Funds' Prospectus describes their principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

     MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions.


     Each of the Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's ("S&P") or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, and unrated debt securities which are deemed by the Adviser to be of comparable quality. Each of the Funds may also invest in United States Treasury Bills and Notes, Certificates of Deposit of domestic branches of U.S. banks and corporate bonds with remaining maturities of 13 months or less. For debt obligations other than commercial paper, these securities are limited to those rated at least Aa by Moody's or AA by S&P, or unrated but deemed by the Adviser to be of comparable quality.


     Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     Each Fund's investment in money market instruments for the foregoing reasons may also include securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

     REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. Repurchase agreements will be acquired in accordance with procedures established by the Company's Board of Directors, which are designed to evaluate the creditworthiness of the other parties to the repurchase agreements.

     UNITED STATES GOVERNMENT OBLIGATIONS. Each Fund may invest in Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Directors or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. The Funds will not invest in private placements without the prior approval of the Board of Directors. Certain securities exempt from registration or issued in transactions exempt from registration ("restricted securities") under the Securities Act of 1933, as amended ("Securities Act") that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Board of Directors has delegated to the Adviser the day-to-day responsibility for the determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors. Certain securities are deemed illiquid by the Securities and Exchange Commission (the "SEC") including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to the Funds' limitation on illiquid securities. Because an active market may not exist for illiquid securities, the Funds may experience delays and additional cost when trying to sell illiquid securities.

     Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Adviser, under the supervision of the Board of Directors.

     If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.


     Management of the Funds intends to reduce its holdings of private equity securities principally through the sale of these securities when such sales are deemed in the best interests of the shareholders. Because of the illiquid nature of the Funds' private equity securities, management may not be able to sell private equities at the prices at which they have valued them for purposes of calculating the Funds' net asset values.

     OPTIONS. GENERAL. Each Fund may purchase and write (i.e. sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, or liquidate the assets used to cover its obligation as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

     FEDERAL TAX TREATMENT OF OPTIONS. Certain option transactions have special tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

     If a Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

     In the case of transactions involving "nonequity options," as defined in and subject to the rules of Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" subject to the rules of Code Section 1256 includes options involving stock indexes such as the Standard & Poor's 500 and 100 indexes.

     CERTAIN RISKS REGARDING OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Successful use by the Funds of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     COVER FOR OPTIONS POSITIONS. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain assets with its Custodian to cover transactions in which the Funds write or sell options.

     Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover option obligations could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. Each Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

     A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

     The Funds may each make short sales "against the box," i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

     Whenever a Fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

     INVESTMENT COMPANIES. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made, either: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Funds.

     SPECIAL SITUATIONS. The Growth Opportunities Fund may invest in special situations. The Growth Opportunities Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance the Growth Opportunities Fund's capital appreciation potential. The Growth Opportunities Fund also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Growth Opportunities Fund to invest directly. Investments in special situations may be illiquid, as determined by the Adviser based on criteria reviewed by the Board. The Growth Opportunities Fund will not invest more than 15% of its net assets in illiquid investments, including special situations.

     WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. A Fund will make such investments only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. The purchase of warrants involves the risk that a Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges or a major foreign exchange. Warrants attached to other securities acquired by a Fund are not subject to this restriction.

     CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

     In selecting convertible securities for the Funds, the Adviser will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     Typically, the convertible debt securities in which the Funds will invest will be of a quality less than investment grade (so-called "junk bonds"). The Funds will, however, limit their investment in non-investment grade convertible debt securities to no more than 5% of the respective net assets at the time of purchase and will not acquire convertible debt securities rated below B by Moody's or S&P, or unrated securities deemed by the Adviser to be of comparable quality. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

     EFFECT ON INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

     As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     PAYMENT EXPECTATIONS. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

     CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on the Adviser's credit analysis than would be the case with investments in investment grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors each Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales.

     During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

     In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuations and to greater risk of loss of income and principal due to default than investments of higher-rated fixed income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower-rated securities.

     FOREIGN SECURITIES. Each Fund may invest without limitation in securities of foreign issuers which are publicly traded in the United States, either directly or through sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.


     Investments in foreign securities involve special risks and costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. Federal income tax law, such taxes may reduce the net return to shareholders. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation than securities of domestic companies.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may hedge against movements in interest rates, securities prices or currency exchange rates. The Funds may occasionally purchase and sell various kinds of futures contracts and options on futures contracts. The Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets.

     The Funds will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or which the Funds expect to purchase. When used, a Fund's futures transactions generally will be entered into only for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect the Funds against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While a Fund's futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     By using futures contracts to hedge their positions, the Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund proposes to acquire. For example, when interest rates are rising or securities prices are falling, the Funds can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, the Funds can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The Funds can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency the Fund has acquired or expects to acquire.

     As part of its hedging strategy, the Funds also may enter into other types of financial futures contracts if, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Funds' portfolio securities and such futures contracts. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Funds enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

     The acquisition of put and call options on futures contracts gives the Funds the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives the Funds the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

     The Funds may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

     Loss from investing in futures transactions by the Funds is potentially unlimited.

     The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.


     LENDING OF PORTFOLIO SECURITIES. The Funds may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Adviser. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities, or other high-grade liquid debt securities, maintained on a current basis (I.E., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Funds or the borrower at any time. Upon such termination, the Funds are entitled to obtain the return of the securities loaned within three business days.


     For the duration of the loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, the Funds will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by the Adviser.

     Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.


     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds may engage in short-term trading to try to achieve their investment objective and they are likely to have an annual portfolio turnover rate over 100%. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund are set forth in the Prospectus.


                             INVESTMENT RESTRICTIONS

     Consistent with each Fund's investment objective, each Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of a Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment limitations except with respect to a Fund's restrictions on borrowings as set forth in restriction 7 below.

     A Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     The following are the Funds' fundamental investment restrictions.

     Each Fund may not:

     1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "Investment Company Act"); provided, however, a Fund may engage in transactions involving options, futures and options on futures contracts.

     2. Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

     3. With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof), if such purchase would cause more than five percent (5%) of the value of the Fund's total assets to be invested in securities of any one issuer or (b) more than ten percent (10%) of the outstanding voting securities of any one issuer.

     4. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

     5. Act as an underwriter or distributor of securities other than shares of the Funds except to the extent that a Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that a Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

     6. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

     7. Borrow money, except that a Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the Fund's total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

     8. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

     The following investment restrictions are not fundamental, and may be changed without shareholder approval.

     Each Fund may not:

     1. Purchase securities of other investment companies except to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

     2. Make investments for the purpose of exercising control or management of any company except that a Fund may vote portfolio securities in the Fund's discretion.

     3. Acquire illiquid securities if, as a result of such investments, more than fifteen percent (15%) of a Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which a Fund has valued the securities. The Funds will not invest in private placement without the prior approval of the Board of Directors.

     4. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts,
(ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

     5. Purchase any interest in any oil, gas or any other mineral exploration or development program, including any oil, gas or mineral leases.

          In determining industry classification with respect to the Funds, the Adviser intends to use the industry or industry sub-group classifications published by Bloomberg L.P.

          A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

The Small-Cap Growth Fund and the Emerging Growth Fund may not:

     1. Purchase warrants, valued at the lower of cost or market, in excess of 5% of a Fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions.

     2. Borrow money except for temporary bank borrowings (not in excess of five percent (5%) of the value of its total assets) for emergency or extraordinary purposes, or engage in reverse repurchase agreements, or pledge any of its assets except to secure borrowings and only to an extent not greater than ten percent (10%) of the value of the Fund's net assets; provided, however, a Fund may engage in transactions involving options. Each Fund will not purchase any security while borrowings represent more than 5% of its total assets are outstanding.

                         ADDITIONAL COMPANY INFORMATION

     DIRECTORS AND OFFICERS. As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The Board consists of a majority of Directors who are not "interested persons" of the Company or the Funds as that term is defined in the Investment Company Act (the "Independent Directors"). Information regarding the Board of Directors and the officers of the Funds, including their principal business occupations during at least the last five years, is set forth below.

INDEPENDENT DIRECTORS

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN    OTHER
                              POSITIONS         TERM OF             PRINCIPAL              FUND COMPLEX     DIRECTORSHIPS
                              HELD WITH         OFFICE/LENGTH OF    OCCUPATION(S) DURING   OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE         FUND              TIME SERVED         PAST 5 YEARS           DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Larry P. Arnold               Director          Indefinite, until   Private Investor,            6          None
435 Pacific Avenue                              successor           Retired Founder
Suite 400                                       elected/since 1995  and Managing General
San Francisco, CA 94133-4606                                        Partner of Wessels,
Age: 60                                                             Arnold & Henderson
                                                                    (a securities
                                                                    broker/dealer)

Kurt B. Grutzmacher           Director          Indefinite, until   Portfolio Manager            6          None
435 Pacific Avenue                              successor           for Westcliff
Suite 400                                       elected/since 2002  Capital Management,
San Francisco, CA                                                   LLC since 1998.
94133-4606
Age: 45


INTERESTED DIRECTOR


                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN    OTHER
                              POSITION(S)       TERM OF             PRINCIPAL              COMPLEX          DIRECTORSHIPS
                              HELD WITH         OFFICE AND LENGTH   OCCUPATION(S) DURING   OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE         FUND              OF TIME SERVED      PAST 5 YEARS           DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
Garrett R. Van Wagoner        President,        Indefinite,         President,                   6          None
435 Pacific Avenue            Treasurer,        until successor     Treasurer,
Suite 400                     Secretary and     elected/since       Secretary and
San Francisco, CA             Director*         1995                Director of
94133-4606                                                          Company; sole
Age: 49                                                             shareholder of
                                                                    Adviser since 1995



*Mr. Van Wagoner is the only director who is an "interested" person of the Funds (as defined in the Investment Company Act) (the "Interested Director").

OFFICER



                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN    OTHER
                              POSITION(S)       TERM OF             PRINCIPAL              FUND COMPLEX     DIRECTORSHIPS
                              HELD WITH         OFFICE AND LENGTH   OCCUPATION(S) DURING   OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE         FUND              OF TIME SERVED      PAST 5 YEARS           DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
Peter R. Kris                 Vice President    Indefinite,         Vice President of      Not Applicable   Not Applicable
435 Pacific Avenue                              until successor     Van Wagoner
Suite 400                                       elected/Served      Capital
San Francisco, CA                               as Vice             Management, Inc.
94133-4606                                      President since     since February
Age: 38                                         February 1996       1996

BOARD COMMITTEES. The Company's Board of Directors has created an Audit Committee whose members are Messrs. Arnold and Grutzmacher. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls, to approve all auditing and other services provided to the Funds by their independent auditors and to review certain other matters relating to the Funds' auditors and financial records. The Audit Committee convened three times in 2003. The Company's Board of Directors has no other committees.

DIRECT OWNERSHIP OF EQUITY SECURITIES. The table below shows the dollar range of shares of all Funds in the Fund Complex beneficially owned by each Director as of December 31, 2003.



                             DOLLAR RANGE OF        DOLLAR RANGE OF         DOLLAR RANGE OF        DOLLAR RANGE OF
                            EQUITY SECURITIES      EQUITY SECURITIES       EQUITY SECURITIES      EQUITY SECURITIES
                            IN THE SMALL-CAP         IN THE GROWTH          IN THE EMERGING      IN ALL FUNDS OF THE
    NAME OF DIRECTOR           GROWTH FUND         OPPORTUNITIES FUND         GROWTH FUND            FUND COMPLEX
---------------------------------------------------------------------------------------------------------------------
Larry P. Arnold                    $0                      $0                     $0                      $0

Kurt B. Grutzmacher                $0                      $0                     $0                      $0

Garett R. Van Wagoner         Over $100,000          Over $100,000           Over $100,000          Over $100,000



COMPENSATION. Any Director of the Company who is an officer of the Adviser and an officer of the Funds receives no remuneration from the Funds. In fiscal year 2004, the Independent Directors will be paid a fee of $5,000 for each regular quarterly meeting attended and $1,000 for each special meeting. The Funds will pay this fee. In addition, each Director is reimbursed for the expenses of attending meetings. The table below sets forth the compensation of the Directors for the fiscal year ended December 31, 2003. It is anticipated that the Directors' compensation will be substantially similar for the fiscal year ending December 31, 2004.


                               COMPENSATION TABLE


                                                                 PENSION OR RETIREMENT        TOTAL COMPENSATION FROM
                                    AGGREGATE COMPENSATION    BENEFITS ACCRUED AS PART OF    COMPANY AND FUND COMPLEX
NAME OF PERSON, POSITION                  FROM FUNDS               COMPANY EXPENSES*             PAID TO DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Garrett R. Van Wagoner                     $     0                         $0                         $     0

Larry P. Arnold                            $21,245                         $0                         $29,000

Kurt B. Grutzmacher                        $20,490                         $0                         $28,000

* The Company does not maintain pension or retirement plans.

CODE OF ETHICS. The Company and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act. This code of ethics generally prohibits personnel subject thereto from investing in securities that may be purchased or held by the Funds. The code of ethics permits personnel subject thereto to invest in entities that are permitted to co-invest with the Funds pursuant to an SEC exemptive order.


PROXY VOTING POLICIES AND PROCEDURES. The Board of Directors has delegated to the Adviser the responsibility to vote proxies solicited by the issuers of securities held in each Fund's portfolio. In general the Adviser votes proxies exclusively for the benefit of the Funds' shareholders and in a manner in which the Adviser believes will enhance long-term shareholder value. Accordingly, on routine matters such as uncontested elections of directors and selection of auditors, the Adviser generally votes as management of the issuer recommends. On non-routine matters the Adviser analyzes the proposal on a case by case basis. Generally the Adviser will vote as management of the issuer recommends only if the proposal would not impair the economic interests of shareholders and does not eliminate, dilute or otherwise impair the rights of shareholders.

There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund. In such instances the Adviser will disclose the conflict to the Board of Directors and seek its advice as to the voting of such securities.

Beginning August 1, 2004 information regarding how the Adviser voted proxies relating to the Funds' securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling
1-800-228-2121, or on the SEC's website at www.sec.gov .

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of March 31, 2004, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds.


                        VAN WAGONER SMALL-CAP GROWTH FUND


Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104, 18.00%; National Financial Services Corp.*, Attn: Mutual Funds, 5th Floor, 1 World Financial Center, New York, NY 10281, 18.23%.


                      VAN WAGONER GROWTH OPPORTUNITIES FUND


Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104, 7.52%; National Financial Services Corp.*, Attn: Mutual Funds, 5th Floor, 1 World Financial Center, New York, NY 10281, 8.52%.


                        VAN WAGONER EMERGING GROWTH FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104, 20.92%; National Financial Services Corp.*, Attn: Mutual Funds, 5th Floor, 1 World Financial Center, New York, NY 10281, 13.56%.

As of April 1, 2004, the directors and officers as a group owned less than 1% of the outstanding shares of the Funds.


*Shareholders of record, not beneficial owners.

                     INVESTMENT ADVISORY AND OTHER SERVICES


     INVESTMENT ADVISER. The investment adviser to the Funds is Van Wagoner Capital Management, Inc. (the "Adviser"). Mr. Van Wagoner is the founder and President of the Adviser and owns all of the outstanding common stock of the Adviser. As such, he controls the Adviser. Pursuant to Investment Advisory Agreements entered into between the Adviser and the Company on behalf of each of the Funds (the "Investment Advisory Agreements"), the Adviser provides continuous investment advisory services to the Funds. The Adviser also provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties. The Investment Advisory Agreement for the Growth Opportunities Fund is dated as of February 7, 2003. The Investment Advisory Agreements for the Small-Cap Growth and Emerging Growth Fund are dated as of September 1, 2003. The Investment Advisory Agreements have an initial term of two years and thereafter are required to be approved annually by the Board of Directors of the Company or by vote of a majority of the respective Fund's outstanding voting securities (as defined in the Investment Company Act). Each annual renewal must also be approved by the vote of a majority of the Company's Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreements for the Small-Cap Growth and Emerging Growth Funds were approved by the vote of a majority of the Directors who are not parties to the respective Investment Advisory Agreement or interested persons of any such party on June 9, 2003, and by the shareholders of the Small-Cap Growth and Emerging Growth Funds on August 29, 2003. The Investment Advisory Agreement for the Growth Opportunities Fund was approved on February 7, 2003, by the in-person vote of a majority of the Board of Directors, including the unanimous vote of the Independent Directors, and by the initial shareholder of the Fund on February 28, 2003. The Investment Advisory Agreements are terminable without penalty with respect to a Fund, on 60 days' written notice by the Directors, by vote of a majority of a Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.


     In approving the existing Investment Advisory Agreements, the Board of Directors considered a number of factors, including, but not limited to, the following:

     -    The nature and quality of the services offered by the Adviser.
     -    The reasonableness of the compensation payable to the Adviser.
     -    The Adviser's personnel and operations.
     - The Adviser's investment management capabilities, methodologies and performance.
     -    The Adviser's soft dollar practices.

     -    Each Fund's expense ratio.

     Based upon its review, the Board of Directors, including the Independent Directors, concluded that the Adviser's investment methodologies would fit with the Funds' investment policies and that the Adviser had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Board of Directors concluded that based on the services the Adviser would be required to render under the Investment Advisory Agreements, that the compensation to be paid to the Adviser was fair and reasonable. Therefore, the Board of Directors concluded that it would be in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser. The benefits derived by the Adviser from soft dollar arrangements are described under the caption "PORTFOLIO TRANSACTIONS AND BROKERAGE." None of the Independent Directors, or any members of their immediate family, own shares of the Adviser or companies, other than the registered investment companies, controlled by or under common control with the Adviser.

     As compensation for its services, each Fund pays to the Adviser a monthly advisory fee at the annual rate specified in the Prospectus. From time to time, the Adviser may voluntarily waive all or a portion of its fee for one or more Funds. The organizational expenses of the Small-Cap Growth and Emerging Growth Funds were advanced by the Adviser and were reimbursed by each Fund during the five year period ended December 31, 2000. The organizational expenses of the Growth Opportunities Fund have been advanced by the Adviser and are expected to be reimbursed by the Fund during the current fiscal year.

     Each Fund pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statement required under the Securities Act and the Investment Company Act and any amendments thereto, the expense of registering its shares with the SEC and qualifying for sale in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.


     Pursuant to investment advisory agreements that were in effect prior to September 1, 2003, the Adviser had agreed to reimburse the Small Cap Growth Fund and the Emerging Growth Fund to the extent aggregate annual operating expenses (excluding interest, dividends on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceeded 2.00% of the average daily net assets of the Small Cap Growth Fund and the Emerging Growth Fund. Reimbursement of expenses in excess of the applicable limitation was made on a monthly basis and was paid to the Small Cap Growth Fund and the Emerging Growth Fund by reducing the Adviser's fee, subject to later adjustment, month by month, for the remainder of the Small Cap Growth Fund and the Emerging Growth Fund's fiscal year. Under the Investment Advisory Agreements now in effect, the Adviser may, from time to time, voluntarily absorb expenses of a Fund, and discontinue such practice at any time.

     Each Investment Advisory Agreement provides that the Adviser shall not be liable to the respective Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreements also provide that nothing therein shall limit the freedom of the Adviser and its affiliates to render investment supervisory and corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.


     For the fiscal years ended December 31, 2001, 2002 and 2003 the Adviser accrued the following management fees and reimbursed for excess expenses by waiving a portion of its management fees in the following amounts:



                                             2001           2002         2003
                                             ----           ----         ----
Small-Cap Growth Fund
   Gross Management Fees                  $1,325,454    $  846,691    $  571,502
   Waived Management Fees                 $  335,123    $  418,333    $  251,328

Growth Opportunities Fund*
   Gross Management Fees                           -             -    $  278,890
   Waived Management Fees                          -             -    $        0

Emerging Growth Fund
   Gross Management Fees                  $5,097,664    $2,111,081    $1,443,556
   Waived Management Fees                          -    $  524,651    $  476,261



     *The Growth Opportunities Fund commenced operations on March 1, 2003.

     LEGAL PROCEEDINGS. In 2001, the Company, the Adviser and others (including past and two present directors) were named as defendants in several purported class action lawsuits alleging, among other things, violations of federal securities law by failing to value, in good faith, private equity holdings at fair value. The lawsuits were subsequently consolidated into a single action, and a consolidated amended complaint was filed in July 2003. In September 2003, the defendants, including the Company, filed a motion to dismiss the consolidated amended complaint, and lead plaintiffs subsequently filed an opposition to the motion. The Court has not yet ruled on Defendants' motion to dismiss. The Company believes this litigation is without merit and intends to defend the actions vigorously. The Company believes that the outcome of the legal actions will not have a material adverse effect on the result of operations or the net asset values of the Funds.

     The staff of the San Francisco, California office of the Securities and Exchange Commission ("Staff") is conducting a private investigation of the Company and the Adviser to determine whether either or both have violated the federal securities laws. Among the matters being investigated is whether either or both violated the federal securities laws by failing to value private holding at their fair value. In September 2002, the Staff notified the Adviser that the Staff had tentatively determined to recommend to the Securities and Exchange

Commission ("Commission") that certain civil and/or administrative proceedings be initiated against the Adviser. An employee of the Adviser, a former director of the Company, and two current directors have also received such notifications from the Staff of its recommendation to the Commission. The Adviser has notified the Company that the Staff has not yet submitted such a recommendation to the Commission and the Adviser has communicated to the Staff that it disagrees with its proposed recommendation. The Adviser informed the Company that it believes that the outcome of the investigation will not have a material adverse effect on the ability of the Adviser to perform its investment advisory agreements with the Funds. Since the investigation is still in progress, there can be no assurance of its outcome.

     The costs of defending the Company, the Adviser and certain individuals related to the purported class actions and regulatory matters are significant. Substantially all such costs to date have been borne by the Adviser or have been covered by available insurance. Should costs be incurred directly by the Funds, they will be expensed as incurred.

     ADMINISTRATOR. PFPC Inc. ("PFPC") provides various administrative and fund accounting related services to the Funds which include, but are not limited to, the following: calculating daily net asset values for each Fund based on portfolio pricing information provided by commercial services and/or the Adviser; overseeing the Funds' Custodian; preparing and filing all federal and state tax returns and required tax filings (other than those to be made by the Funds' Custodian); overseeing the Funds' insurance relationships; preparing notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Funds' expenses; monitoring the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"); monitoring compliance with the Funds' investment policies and restrictions and generally assisting in the Funds' administrative operations. PFPC, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration and Accounting Agreement. The Administration and Accounting Agreement shall continue in full force and effect unless terminated by the Board of Directors of the Company or PFPC upon not less 180 days' prior written notice to the other party. Under the Administration and Accounting Agreement, PFPC is not liable for any loss suffered by the Funds or their shareholders in connection with the performance of the Administration and Accounting Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of PFPC in the performance of their duties. The Administration and Accounting Agreement also provides that PFPC may provide similar services to others including other investment companies. For the foregoing, PFPC receives a fee on the value of each Fund computed daily and payable monthly, at the annual rate on the average daily net assets, with such rates decreasing as assets reach certain levels, subject to an annual minimum fee, plus out-of-pocket expenses. PFPC was elected as the Funds' administrator on January 1, 2003. For the fiscal year December 31, 2003, PFPC was paid $90,000, $75,000 and $115,484 for the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund, respectively for administration and accounting services. From time to time, PFPC may waive all or a portion of its fees. PFPC waived expenses of $26,483 and $34,007 for the Small-Cap Growth Fund and Growth Opportunities Fund, respectively, for the period ended December 31, 2003.

     Prior to January 1, 2003, UMB Fund Services, Inc. ("UMB") was the Funds' Administrator. For the fiscal years ended December 31, 2001 and 2002, UMB was paid the following fees for administrative services:



                                                    2001        2002
                                                    ----        ----
     Small-Cap Growth Fund                        $130,260    $ 96,743
     Emerging Growth Fund                         $272,344    $180,384


     TRANSFER AGENT. PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809 acts as the Funds' Transfer Agent. As Transfer Agent, PFPC keeps records of the shareholder accounts and transactions. Each Fund pays PFPC a Transfer Agent fee based on the number of shareholder accounts, subject to an annual minimum fee, plus out-of-pocket expenses.

     CUSTODIAN. PFPC Trust Company (the "Custodian"), 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19809 serves as the Custodian for the Funds. Under the terms of the Custodial Agreement, the Custodian is responsible for the receipt and delivery of each Fund's securities and cash. The Custodian does not exercise any supervisory functions over the management of the Funds or the purchase and sale of securities.

     LEGAL COUNSEL. Foley & Lardner, with offices at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as counsel to the Funds.

     INDEPENDENT AUDITORS. Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606 are the independent auditors for the Funds. Ernst & Young is responsible for performing an audit of each Fund's year-end financial statements.


     PRINCIPAL UNDERWRITER. PFPC Distributors, Inc., 760 Moore Rd., King of Prussia, Pennsylvania acts as the principal underwriter on a "best efforts" basis in a continuous public offering of shares of the Funds pursuant to an Underwriting Agreement. After its initial two year term, the Underwriting Agreement continues in effect for successive one year terms if approved at least annually by (1) a majority of the Funds' outstanding voting shares or by the Board of Directors and (2) the vote of the majority of the Board of Directors who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Underwriting Agreement.


                             DISTRIBUTION OF SHARES

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets. Payments may be made by each Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Directors. Such activities include advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

     The Plan was adopted in anticipation that the Funds will benefit from the Plan through increased sales of shares of each Fund, thereby reducing each Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Directors of the Funds who are not interested persons of the Funds and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of Common Stock. Messrs. Arnold and Grutzmacher are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Funds provided for in the Plan requires approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of Independent Directors will be committed to the discretion of the current Independent Directors. The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Company. Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.


     For the fiscal year ended December 31, 2003, the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund paid a total of $97,920, $48,714 and $285,383 in 12b-1 fees, respectively. Of this total, $41,473, $14,274 and $119,962 was spent on payments to brokers or dealers, $13,078, $8,051 and $41,923 was spent on printing and mailing prospectuses to other than current shareholders, and the balance of $43,369, $26,389 and $123,498 was spent on expenses associated with trade shows, web site development and other miscellaneous expenses for the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund, respectively. The Growth Opportunities Fund commenced operations on March 1, 2003. Except for payments to brokers or dealers, the distribution activities under the Plan were applicable to all of the Funds. Accordingly, the Funds allocated the cost of distribution activities (other than payments to brokers or dealers) in accordance with relative net assets.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for each Fund, for the placement of its portfolio business and the negotiation of the commissions to be paid on such transactions, subject to the supervision of the Company's Board of Directors. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser.

     The Adviser will place orders pursuant to its investment determination for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best effort to seek on behalf of a Fund the best overall terms available. In selecting brokers and assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In many instances, the Adviser may determine that better prices are available from non-principal market makers who are paid commissions directly.

     In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. While the Adviser believes these services have substantial value, they are considered supplemental to its own efforts in the performance of its duties. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities the Adviser has to the Funds. In no instance, however, will portfolio securities be purchased from or sold to the Adviser, or any affiliated person of either the Company or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission through rules, regulations, decisions and no-action letters.

     One or more brokers through which the Funds will execute portfolio transactions may provide payments to various parties (other than the Adviser) who provide services to the Funds. Such payments would have the effect of reducing the net operating expenses of the Funds. This arrangement, however, may decrease the number of brokers through which the Funds executes transactions and may create an incentive for the Adviser to use one of those brokers rather than another broker that may be able to offer the same or more favorable terms for the transaction. Notwithstanding these arrangements, the Adviser remains obligated to seek best execution for these transactions.

     The Adviser may retain advisory clients in addition to the Funds and place portfolio transactions for these accounts. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Funds. In the opinion of the Adviser, it will not be possible to separately measure the benefits from research services to each of the accounts (including the Funds) to be managed by the Adviser. Because the volume and nature of the trading activities of the accounts will not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, such costs to the Funds will not, in the opinion of the Adviser, be disproportionate to the benefits to be received by the Funds on a continuing basis.

     The Adviser intends to seek to allocate portfolio transactions equitably among its accounts whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, if any, the main factors to be considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Funds paid the following brokerage commissions:



                                            2001          2002          2003
                                            ----          ----          ----
Small-Cap Growth Fund                    $  233,934    $1,696,270    $1,720,047
Growth Opportunities Fund*                        -             -    $  638,163
Emerging Growth Fund                     $1,385,667    $3,407,791    $3,584,709


     *The Growth Opportunities Fund commenced operations on March 1, 2003.


     During the fiscal year ended December 31, 2003, the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund paid commissions of $734,181, $177,153 and $1,338,209, respectively, on transactions of $254,152,753,
$57,565,614 and $462,733,542, respectively, to brokers who provided research services to the Adviser. The Growth Opportunities Fund commenced operations on March 1, 2003.

     The Adviser places security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Funds. The amount of expenses paid by brokers for the period ended December 31, 2003 was $147,219, 374,945 and $219,453 in the Small-Cap Growth, Emerging Growth and Growth Opportunities Funds, respectively.


                                      TAXES

General

     Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, and to do so, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. Additional rules apply for related corporations.

     If a Fund fails to qualify for treatment as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify for treatment as a RIC would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations, with certain exceptions. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are potentially subject to the corporate alternative minimum tax.


     As of December 31, 2003, the Small-Cap Growth and the Emerging Growth Funds had Federal income tax capital loss carryforwards of $31,537,712 and $488,139,166, respectively. The amount of Federal income tax loss carryforwards in the Small-Cap Growth Fund that expire in 2009 and 2010 is $12,130,914 and $19,406,798, respectively. The amount of Federal income tax loss carryforwards in the Emerging Growth Fund that expire in 2009, 2010 and 2011 is $239,446,921, $174,822,268 and $73,869,977, respectively.


     If shares of a Fund are sold at a loss after being held for twelve months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.




     The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting such Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                                CAPITAL STRUCTURE

     The Company is an open-end management investment company organized as a Maryland corporation on October 18, 1995. The Company's Charter authorizes the Board of Directors to issue up to 1,000,000,000 shares of common stock, par value $0.0001 per share. The common stock is divisible into an unlimited number of "series", each of which is a separate Fund. Each share of a Fund represents an equal proportionate interest in that Fund. Each share of the Funds has equal voting, dividend, distribution and liquidation rights.

     The Board of Directors may classify or reclassify any unissued series of shares of the Company and may designate or redesignate the name of any outstanding series of shares of the Company. As a general matter, shares are voted in the aggregate and not by series, except where series voting would be required by Maryland law or the Investment Company Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any series of the Company's shares, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Company in the proportion that the total net assets of the series bear to the total net assets of all series of the Company's shares. The net asset value of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series of Common Stock only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Company, the holders of each series of the Company would be entitled, out of the assets of the Company available for distribution, to the assets belonging to that series.

     Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.

     Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the Investment Company Act or the Maryland General Corporation Law.

Shareholders may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the common stock voting for the election of directors can elect the entire Board of Directors and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

     Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Company outstanding (or of a class or series of the Company, as applicable) will be effective, except to the extent otherwise required by the Investment Company Act and the rules promulgated thereunder. In addition, the Articles of Incorporation provide that, to the extent consistent with the General Corporation Law of Maryland and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Company outstanding (or of a class or series).

                              SHAREHOLDER MEETINGS

     The Maryland Statutes permit registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act. The Company has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act.

     The Company's By-Laws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                RETIREMENT PLANS

     The Funds offer several retirement account options to shareholders. Qualifying shareholders may establish the following tax deferred retirement accounts: traditional and SEP IRA, Roth IRA and SIMPLE IRA. The Funds also offer a Section 403(b)(7) arrangement for employers of certain tax exempt or educational organizations. The shareholder's employer must establish a plan before the shareholder opens a SEP, SIMPLE or 403(b)(7) account.

     A description of accounts currently offered, applicable service fees and certain limitations on account contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-800-228-2121. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.




                  PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
                        DETERMINATION OF NET ASSET VALUE

         As set forth in the Prospectus, the net asset value of the Funds will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

     In connection with the determination of the Funds' net asset values, securities (including securities sold short) which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities for which the primary market is the National Association of Securities Dealer's Automated Quotation System ("NASDAQ") will be valued at the NASDAQ official closing price. Securities (including securities sold short) traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Securities sold short for which there were no transactions are valued at the closing asked prices. Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Company's Board of Directors. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities, including private equity securities, for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Adviser under the supervision of the Company's Board of Directors. Private equity securities are initially carried at their original funded cost. Changes in the fair value of these securities are made when, in the judgment of the Adviser, evidence of a change in value is readily ascertainable. In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds' net asset values.


     To illustrate the method of computing the offering price of shares of the Funds, the offering price on December 31, 2003 was as follows:



                                        SMALL-CAP        GROWTH         EMERGING
                                          GROWTH      OPPORTUNITIES      GROWTH
                                          ------      -------------      ------
     Net Assets                        $42,295,852     $36,225,421    $124,387,672
         divided by
     Shares Outstanding                  3,440,494       2,766,006      19,545,242
         equals
     Net Asset Value Per               $     12.29          $13.10           $6.36
     Share
         (Offering &
     Redemption Price)


     Shares of the Funds may be exchanged for shares of the Northern U.S. Government Money Market Fund as provided in the Prospectus.

                                OTHER INFORMATION

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for a Fund to pay redemptions in cash. In such cases the Board of Directors may authorize payment to be made in portfolio securities of a Fund. However, the Funds have obligated themselves under the Investment Company Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

     Payment for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Funds' Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.




     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Funds may invest:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Funds may invest:

     "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Funds may invest:

     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Funds may invest:

     "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     "A2" - Obligations are supported by a good capacity for timely repayment.

CORPORATE LONG-TERM DEBT RATINGS

STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          2.   Nature of and provisions of the obligation.

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

     AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH ICBA BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in deterring the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

     A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

     BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C       Bonds are in imminent default in payment of interest or principal.

     DDD, DD
     and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

     Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE                     DEFINITION
--------------------------------------------------------------------------------
AAA                              Highest credit quality. The risk factors are
                                 negligible, being only slightly more than for
                                 risk-free U.S. Treasury debt.

AA+                              High credit quality. Protection factors are
AA                               strong. Risk is modest, but may vary slightly
AA-                              from time to time because of economic
                                 conditions.

A+                               Protection factors are average but adequate.
A                                However, risk factors are more variable and
A-                               greater in periods of economic uncertainty.

BBB+                             Below average protection factors but still
BBB                              considered sufficient for prudent investment.
BBB-                             Considerable variability in risk during
                                 economic cycles.

BB+                              Below investment grade but deemed likely to
BB                               meet obligations when due. Present or
BB-                              prospective financial protection factors
                                 fluctuate according to industry conditions or
                                 company fortunes. Overall quality may move up
                                 or down frequently within this category.

B+                               Below investment grade and possessing risk that
B                                obligations will not be met when due.
B-                               Financial protection factors will fluctuate
                                 widely according to economic cycles.

CCC                              Well below investment grade securities.
                                 Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Default debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                               Preferred stock with dividend arrearages.

                             VAN WAGONER FUNDS, INC.

                                    FORM N-1A

                                     PART C

Item 23. Exhibits.

     (a)  (1)    Registrant's Articles of Incorporation (including all
                 amendments through December 31, 1999) is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 7 to
                 Registrant's Registration Statement on Form N-1A.

     (a)  (2.1)  Articles of Amendment to Articles of Incorporation dated April
                 19, 2000 is incorporated by reference to Exhibit a-2 of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A.

     (a)  (2.2)  Articles Supplementary to Articles of Incorporation dated
                 December 18, 2002 is incorporated by reference to Exhibit a-2.2 of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A.

     (b) Registrant's By-Laws is incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A.

     (c)  Instruments Defining Rights of Security Holder - Not applicable.

     (d)  (1)    INVESTMENT ADVISORY AGREEMENT BETWEEN VAN WAGONER CAPITAL
                 MANAGEMENT, INC. AND VAN WAGONER FUNDS, INC. ON BEHALF OF THE
                 GROWTH OPPORTUNITIES FUND DATED FEBRUARY 24, 2003 IS FILED
                 HEREWITH.

          (2) INVESTMENT ADVISORY AGREEMENT BETWEEN VAN WAGONER CAPITAL MANAGEMENT, INC. AND VAN WAGONER FUNDS, INC. ON BEHALF OF THE SMALL-CAP GROWTH FUND DATED SEPTEMBER 1, 2003 IS FILED HEREWITH.

          (3) INVESTMENT ADVISORY AGREEMENT BETWEEN VAN WAGONER CAPITAL MANAGEMENT, INC. AND VAN WAGONER FUNDS, INC. ON BEHALF OF THE EMERGING GROWTH FUND DATED SEPTEMBER 1, 2003 IS FILED HEREWITH.

     (e) UNDERWRITING AGREEMENT BY AND BETWEEN REGISTRANT AND PFPC DISTRIBUTORS, INC. IS FILED HEREWITH.

     (f)  Bonus or Profit Sharing Contracts - Not applicable.

     (g) Form of Custody Agreement by and between Registrant and PFPC Trust Company is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A.

     (h)  Other Material Contracts:

          (1) Administration and Accounting Services Agreement by and between Registrant and PFPC Inc. is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A.

          (2) Transfer Agency Services Agreement by and between Registrant and PFPC, Inc. is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A.

     (i)  OPINION OF COUNSEL AS TO LEGALITY OF SHARES - FILED HEREWITH.

     (j)  OTHER OPINIONS: CONSENT OF INDEPENDENT ACCOUNTANTS - FILED HEREWITH.

     (k)  Omitted Financial Statements - Not applicable.

     (l)  (1)    Subscription Agreement is incorporated by reference to Exhibit
                 13.1 of Pre-Effective Amendment No. 1 to Registrant's
                 Registration Statement on Form N-1A.

          (2) Organizational Expenses Agreement is incorporated by reference to Exhibit 13.2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A.

     (m) Registrant's Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 is incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A.

     (n)  18f-3 Plan - Not applicable.

     (o)  (1)    Amended Code of Ethics of Registrant and Van Wagoner Capital
                 Management, Inc. is incorporated by reference to Exhibit (0)(1) of Post-Effective Amendment No. 13 to Registrant's Registration
                 Statement on Form N-1A.

     (99) Power of Attorney is incorporated by reference to Exhibit 99 of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A.

Item 24. Person Controlled by or Under Common Control with the Fund.

     Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification.

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   ARTICLE VII

                               GENERAL PROVISIONS

Section 7. Indemnification.

A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgement, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B. In the absence of an adjudication which expressly absolves the corporate representatives, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who are not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C. The termination of any action, suit or proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to be benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

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F.   This corporation shall have the power to purchase and maintain insurance on behalf of any corporate representatives against any liability asserted against him or her and incurred by his or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify his or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representatives against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred of paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

     The Adviser was organized in October 1995 for the purpose of providing investment advisory services for the Registrant and other investment advisory clients. The Adviser is not, nor has it been, engaged in any other business since its inception. Certain information regarding the director and officer of the Adviser including any business, profession, vocation or employment in which such person is or has been at any time during the past two fiscal years engaged for his or her own account or in the capacity of directors, officer, employee, partner or trustee, is set forth under "MANAGEMENT OF THE FUND" in the Prospectus and under "ADDITIONAL COMPANY INFORMATION" in the Statement of Additional Information and is incorporated herein by reference.

Item 27. Principal Underwriter

(a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of January 1, 2004:

                 AB Funds Trust
                 AFBA 5 Star Funds, Inc.
                 Atlantic Whitehall Funds Trust
                 Forward Funds, Inc
                 Harris Insight Funds Trust
                 Hillview Investment Trust II
                 International Dollar Reserve Fund I, Ltd.
                 Kalmar Pooled Investment Trust

                 Matthews Asian Funds
                 Metropolitan West Funds
                 Pictet Funds
                 The RBB Fund, Inc.
                 RS Investment Trust
                 Scudder Investments VIT Funds
                 Stratton Growth Fund, Inc.
                 Stratton Monthly Dividend REIT Shares, Inc.
                 The Stratton Funds, Inc.
                 Tomorrow Funds Retirement Trust
                 Trainer, Wortham First Mutual Funds
                 Undiscovered Managers Fund
                 Van Wagoner Funds
                 Weiss, Peck & Greer Funds Trust
                 Weiss, Peck & Greer International Fund
                 Wilshire Mutual Funds, Inc.
                 WPG Large Cap Growth Fund
                 WPG Tudor Fund
                 WT Investment Trust

          Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                 BlackRock Provident Institutional Funds
                 BlackRock Funds, Inc.

          Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                 Northern Funds Trust
                 Northern Institutional Funds Trust


          Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                 ABN AMRO Funds


     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

(b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

     Brian Burns              -    Chairman, Chief Executive Officer, Director
                                   and President
     Michael Denofrio         -    Director
     Susan Keller             -    Director
     Rita G. Adler            -    Chief Compliance Officer
     Christine A. Ritch       -    Chief Legal Officer

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     Salvatore Faia           -    Secretary and Clerk
     Christopher S. Conner    -    Assistant Secretary and Assistant Clerk
     Bradley A. Stearns       -    Assistant Secretary and Assistant Clerk
     John L. Wilson           -    Assistant Secretary and Assistant Clerk
     John Coary               -    Treasurer
     Douglas D. Castagna      -    Controller and Assistant Treasurer
     Bruno DiStefano          -    Vice President
     Elizabeth T. Holtsbery   -    Vice President
     Susan K. Moscaritolo     -    Vice President
     Thomas Rodman            -    Vice President

Item 28. Location of Accounts and Records.

     The accounts, books, or other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules promulgated thereunder, will be kept in the possession of the Registrant corporate offices, except (1) records held and maintained by PFPC Trust Company relating to its function as custodian, (2) records held and maintained by PFPC Inc. relating to its function as administrator and fund accountant, and (3) records held and maintained by PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 relating to its functions as transfer agent and dividend disbursing agent.

Item 29. Management Services.

     There are no management-related services contracts not discussed in Parts A and B.

Item 30. Undertakings.

     Registrant undertakes to provide its Annual Report upon request without charge to any recipient of a Prospectus.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Amendment meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485 (b) under the 1933 Act, and that the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 29th day of April, 2004.

                                VAN WAGONER FUNDS, INC.


                                By:  /s/ Garrett R. Van Wagoner *
                                     ----------------------------
                                     Garrett R. Van Wagoner
                                     President and Principal Executive Officer;
                                     Treasurer and Principal Financial and
                                     Accounting Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Garrett R. Van Wagoner *  President and                   April 29, 2004
----------------------------  Principal Executive Officer,
Garrett R. Van Wagoner        Treasurer and Principal
                              Financial and Accounting
                              Officer, Director

/s/ Larry Arnold *            Director                        April 29, 2004
------------------
Larry Arnold

/s/ Kurt B. Grutzmacher *     Director                        April 29, 2004
-------------------------
Kurt B. Grutzmacher

* By:   /s/ Garrett R. Van Wagoner
        --------------------------
        as Attorney-in-Fact and Agent pursuant to Power of Attorney

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The Van Wagoner Funds, Inc.

                         INDEX TO EXHIBITS TO FORM N-1A

EXHIBIT NO.

(d)(1)           Investment Advisory Agreement for the Growth Opportunities Fund

(d)(2)           Investment Advisory Agreement for the Small-Cap Growth Fund

(d)(3)           Investment Advisory Agreement for the Emerging Growth Fund

(e)              Underwriting Agreement

(i)              Opinion of Counsel

(j)              Consent of Independent Auditors